[LOGO] ASSET MANAGEMENT FUND, INC.


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                                U.S. Government Mortgage
                                Securities Portfolio
---------------------------------------------------------

                        Intermediate Mortgage
                        Securities Portfolio
---------------------------------------------------------

                Short U.S. Government
                Securities Portfolio
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        Adjustable Rate Mortgage
        (ARM) Portfolio
---------------------------------------------------------

Money Market Portfolio
---------------------------------------------------------


                                 PROSPECTUS MARCH 1, 1997

Dear Investor:

Since 1982, Asset Management Fund, Inc. has provided professionally managed, high quality portfolios designed to assist institutional investors with their fixed-income investments. Specifically, the Fund's investment objectives are designed to comply with the regulatory guidelines necessary for investment by financial institutions.

[PHOTO]
RODGER D. SHAY     EDWARD E. SAMMONS, JR.

This up-to-date Prospectus contains complete information on the Fund's five portfolios -- the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio. As you review this Prospectus you will recognize that the AMF portfolios provide investment opportunities that will cover the full maturity range of fixed-income securities.

As always, while we strive to provide competitive investment returns, the application of exacting credit standards in the selection of high-quality and investment grade securities for these managed investment portfolios will remain our guiding principle. For your convenience, please call 1-800-527-3713 for current performance information or to speak with one of our portfolio managers regarding any questions you may have concerning the Fund.

Sincerely,

/s/ Rodger D. Shay                       /s/ Edward E. Sammons, Jr.


Rodger D. Shay                           Edward E. Sammons, Jr.
President                                Vice President/Senior Portfolio Manager

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[AMF LOGO]
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Prospectus

--------------------------------------------------------------------------------

       Asset Management Fund, Inc. (the "Fund") is a diversified, open-end investment company (a mutual fund) currently consisting of five portfolios: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio (each a "Portfolio" and collectively referred to as the "Portfolios"). Purchase of shares in the Portfolios is designed for institutions and other investors. The Fund's objective is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios.

       This Prospectus contains information about the Fund and the Portfolios that a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information for the Money Market Portfolio and the Short U.S. Government Securities Portfolio, dated March 1, 1997, and a Statement of Additional Information for the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio, dated March 1, 1997, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. The Statements of Additional Information are available upon request and without charge from the Fund by writing to the Fund at the address below or by telephoning (800) 527-3713.

       SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A PORTFOLIO INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

       THERE IS NO ASSURANCE THAT THE MONEY MARKET PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       Prospectus dated March 1, 1997

                              ASSET MANAGEMENT FUND, INC.
                    111 EAST WACKER DRIVE, CHICAGO, ILLINOIS 60601

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY                                   1
-------------------------------------------
FEE TABLES                                3
-------------------------------------------
FINANCIAL HIGHLIGHTS                      5
-------------------------------------------
INVESTMENT INFORMATION                   10
-------------------------------------------
  Investment Objective and Policies      10
     Money Market Portfolio and Short
       U.S. Government Securities
       Portfolio                         10
     Adjustable Rate Mortgage (ARM)
       Portfolio, Intermediate
       Mortgage Securities Portfolio
       and U.S. Government Mortgage
       Securities Portfolio              12
  Description of Securities              14
     Mortgage-Related Securities         14
     Collateralized Mortgage
       Obligations                       16
     When-Issued and Delayed Delivery
       Securities                        16
     Repurchase Agreements               17
  Portfolio Turnover                     17
  Investment Limitations                 17

FUND AND PORTFOLIO INFORMATION           19
-------------------------------------------
  Management of the Fund                 19
     Board of Directors                  19
  Investment Adviser                     19
     Advisory Fee Expenses               19
     Adviser's Background                20
  Distributor                            21
     Distribution Expenses               21
  Administrator and Transfer and
     Dividend Agent                      21
  Custodian                              22
  Calculation of Yield and Total
     Return                              22

NET ASSET VALUE                          23
-------------------------------------------
INVESTING IN THE FUND                    23
-------------------------------------------
  Share Purchases                        23
  Minimum Investment Required            24
  What Shares Cost                       24
  Confirmations                          25
  Dividends                              25
  Capital Gains                          25

REDEEMING SHARES                         25
-------------------------------------------
  Telephone Redemption                   26
  Written Requests                       26
     Signatures                          27
     Receiving Payment                   27

EXCHANGES                                27
-------------------------------------------
STOCKHOLDER INFORMATION                  28
-------------------------------------------
  Voting Rights                          28
  Tax Information                        28

SUMMARY
Investment Objective
--------------------------------------------------------------------------------

       The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's portfolios.

       Each Portfolio limits its investments to those permissible without limitation for federal savings associations, national banks and federal credit unions under applicable federal law.

Money Market Portfolio

       The Money Market Portfolio pursues its investment objective by investing in high quality short-term money market instruments (including assets subject to repurchase agreements) that qualify as "short-term liquid assets" for savings associations under the regulations of the Office of Thrift Supervision of the Department of the Treasury and that, if included in the Portfolio, will qualify its shares as "short-term liquid assets."

Short U.S. Government Securities Portfolio

       The Short U.S. Government Securities Portfolio pursues its investment objective by investing in high-quality assets, primarily in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities with remaining maturities of 5 years or less that qualify as "liquid assets" for savings associations under the regulations of the Office of Thrift Supervision of the Department of the Treasury and that, if included in the Portfolio, will qualify its shares as "liquid assets."

Adjustable Rate Mortgage (ARM) Portfolio

       The Adjustable Rate Mortgage (ARM) Portfolio pursues its investment objective by investing primarily in adjustable rate mortgage securities and seeking lower volatility of principal than would be provided by fixed rate securities of similar quality.

Intermediate Mortgage Securities Portfolio

       The Intermediate Mortgage Securities Portfolio pursues its investment objective by investing primarily in intermediate-term mortgage-related securities paying fixed or adjustable rates of interest.

U.S. Government Mortgage Securities Portfolio

       The U.S. Government Mortgage Securities Portfolio pursues its investment objective by investing primarily in mortgage-related securities guaranteed directly by the United States or issued or guaranteed by U.S. Government agencies or instrumentalities.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Shay Assets Management Co. (the "Adviser") serves as the investment adviser to each of the Portfolios.

PRINCIPAL DISTRIBUTOR
--------------------------------------------------------------------------------

       Shay Financial Services Co. (the "Distributor") acts as the principal distributor of each Portfolio's shares.

MINIMUM INVESTMENT REQUIRED
--------------------------------------------------------------------------------

       The minimum initial investment in each Portfolio is $10,000. Subsequent purchases may be made in any amount.

PURCHASE OF SHARES
--------------------------------------------------------------------------------

       Shares of the Portfolios may be purchased through the Distributor. Shares are purchased at the current net asset value without any sales load. See "Investing in the Fund."

SALE OF SHARES
--------------------------------------------------------------------------------

       Shares of the Portfolios may be redeemed upon request on any Business Day, as set forth under "Redeeming Shares."

FEE TABLES
--------------------------------------------------------------------------------

                                                                  ADJUSTABLE                     U.S.
                                                     SHORT U.S.      RATE      INTERMEDIATE   GOVERNMENT
                                           MONEY     GOVERNMENT    MORTGAGE      MORTGAGE      MORTGAGE
                                          MARKET     SECURITIES     (ARM)       SECURITIES    SECURITIES
                                         PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO
                                         ---------   ----------   ----------   ------------   ----------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales
       Charge Imposed
       on Purchases....................     None        None         None          None          None
    Maximum Sales
       Charge Imposed
       on Reinvested Dividends.........     None        None         None          None          None
    Redemption Fees....................     None        None         None          None          None
    Exchange Fees......................     None        None         None          None          None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
    Advisory Fees......................    0.15%       0.25%        0.45%         0.35%         0.25%
    12b-1 Fees.........................    0.15%       0.15%        0.25%         0.15%         0.15%
    Other Expenses.....................    0.09%       0.08%        0.07%         0.08%         0.12%
                                           -----       -----        -----         -----         -----
TOTAL FUND OPERATING EXPENSES..........    0.39%       0.48%        0.77%         0.58%         0.52%
                                           =====       =====        =====         =====         =====

EXAMPLE

You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                    ------   -------   -------   --------
Money Market Portfolio............................    $4      $13       $22        $49
Short U.S. Government Securities Portfolio........    $5      $15       $27        $60
Adjustable Rate Mortgage (ARM) Portfolio..........    $8      $25       $43        $95
Intermediate Mortgage Securities Portfolio........    $6      $19       $32        $73
U.S. Government Mortgage Securities Portfolio.....    $5      $17       $29        $65

       The purpose of the preceding table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in the Portfolios. The example is based on actual expenses incurred in the last fiscal year excluding waivers of advisory fees and 12b-1 fees, where applicable. Although during the prior fiscal year ended October 31, 1996, the Adviser waived approximately 100%, 44% and 40% of its fees for the Money Market Portfolio, the Adjustable Rate Mortgage
       (ARM) Portfolio and the Intermediate Mortgage Securities Portfolio, respectively, and the Distributor waived approximately 40% of its 12b-1 fees for the Adjustable Rate Mortgage (ARM) Portfolio (see "Financial Highlights," "Advisory Fee Expenses" and "Distribution Expenses"), the fee table has been prepared to illustrate annual Fund operating expenses assuming no fee waivers.

       As a result of the 12b-1 fee, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge of 8.50% permitted by the National Association of Securities Dealers, Inc. However, because of the low 12b-1 fee charged, it would take in excess of 50 years for this to occur with respect to all Portfolios except the Adjustable Rate Mortgage (ARM) Portfolio, in which case it would take in excess of 30 years. The comparisons assume that the value of the investment remained constant and that no interest was credited to the savings from the absence of a front-end sales charge.

       The examples should not be considered a representation of past or future expenses or performance. Actual expenses in future years may be greater or lesser than those shown.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables include selected data for a share outstanding throughout each year and other performance information comprising part of the financial statements that have been audited by Coopers & Lybrand L.L.P., independent accountants, whose report thereon is incorporated by reference in the Statements of Additional Information. More detailed information concerning the performance of the Portfolios and the audited financial statements is available in the Fund's Annual Report dated October 31, 1996 and may be obtained without charge by writing or calling the Fund.

MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

                                                                    YEAR ENDED OCTOBER 31
                             1996      1995      1994       1993       1992       1991      1990       1989      1988       1987
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year..................  $  1.00   $  1.00   $  1.00   $   1.00   $   1.00   $   1.00   $  1.00   $   1.00   $  1.00   $   1.00
                            -------   -------   -------   --------   --------   --------   -------   --------   -------   --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income....    .0516     .0547     .0346      .0277      .0358      .0595     .0794      .0906     .0709      .0633
 Net realized and
  unrealized gain (loss)
  on investments..........      -0-       -0-       -0-        -0-        -0-        -0-       -0-        -0-       -0-        -0-
                            -------   -------   -------   --------   --------   --------   -------   --------   -------   --------
  Total from investment
   operations.............    .0516     .0547     .0346      .0277      .0358      .0595     .0794      .0906     .0709      .0633
                            -------   -------   -------   --------   --------   --------   -------   --------   -------   --------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income.......   (.0516)   (.0547)   (.0346)    (.0277)    (.0358)    (.0595)   (.0794)    (.0906)   (.0709)    (.0633)
                            -------   -------   -------   --------   --------   --------   -------   --------   -------   --------
Net asset value, end of
 year.....................  $  1.00   $  1.00   $  1.00   $   1.00   $   1.00   $   1.00   $  1.00   $   1.00   $  1.00   $   1.00
                            =======   =======   =======   ========   ========   ========   =======   ========   =======   ========
Total return..............    5.29%     5.60%     3.51%      2.80%      3.64%      6.11%     8.24%      9.49%     7.33%      6.51%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (in 000's)..............  $69,484   $36,869   $82,969   $107,924   $110,090   $131,291   $72,417   $102,230   $82,091   $108,713
 Ratio of expenses to
  average net assets......    0.24%(1)  0.24%(1)  0.40%(1)   0.40%      0.41%      0.45%     0.36%(1)   0.30%(1)  0.30%(1)  0.30%(1)
 Ratio of net investment
  income to average net
  assets..................    5.15%     5.40%     3.34%      2.77%      3.54%      5.83%     7.98%      9.00%     6.97%      6.24%

--------------------------------------------------------------------------------

(1) Without fee waivers for the years ended October 31, 1996, 1995, 1994, 1990, 1989, 1988 and 1987, the ratios of expenses to average net assets would have been .39%, .39%, .42%, .40%, .41%, .39% and .37%, respectively.

SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

                                                        YEAR ENDED OCTOBER 31
                                1996       1995       1994       1993       1992       1991       1990
--------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year....................  $  10.68   $  10.45   $  10.89   $  10.85   $  10.71   $  10.39   $  10.42
                              --------   --------   --------   --------   --------   --------   --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income......     .6370      .6746      .5396      .6155      .7652      .8308      .8445
 Net realized and unrealized
  gain (loss) on
  investments...............    (.1200)     .2300     (.4400)     .0400      .1400      .3200     (.0300)
                              --------   --------   --------   --------   --------   --------   --------
 Total from investment
  operations................     .5170      .9046      .0996      .6555      .9052     1.1508      .8145
                              --------   --------   --------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income.........    (.6370)    (.6746)    (.5396)    (.6155)    (.7652)    (.8308)    (.8445)
                              --------   --------   --------   --------   --------   --------   --------
 Total distributions........    (.6370)    (.6746)    (.5396)    (.6155)    (.7652)    (.8308)    (.8445)
                              --------   --------   --------   --------   --------   --------   --------
Net asset value, end of
 year.......................  $  10.56   $  10.68   $  10.45   $  10.89   $  10.85   $  10.71   $  10.39
                              ========   ========   ========   ========   ========   ========   ========
Total return................     4.99%      8.94%      0.95%      6.19%      8.72%     11.35%      8.18%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (in 000's)................  $176,892   $167,343   $179,740   $235,705   $213,995   $309,791   $521,920
 Ratio of expenses to
  average net assets........     0.48%      0.49%      0.47%      0.48%      0.50%      0.51%      0.47%
 Ratio of net investment
  income to average net
  assets....................     6.02%      6.42%      5.04%      5.65%      7.15%      7.92%      8.19%
 Portfolio turnover rate....       69%       112%       195%       110%        43%        18%        40%

                                   YEAR ENDED OCTOBER 31
                                1989       1988        1987
----------------------------  --------------------------------
Net asset value, beginning
 of year....................  $  10.37   $  10.45   $    10.78
                              --------   --------   ----------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income......     .8744      .8528        .8101
 Net realized and unrealized
  gain (loss) on
  investments...............     .0500     (.0800)      (.3300)
                              --------   --------   ----------
 Total from investment
  operations................     .9244      .7728        .4801
                              --------   --------   ----------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income.........    (.8744)    (.8528)      (.8101)
                              --------   --------   ----------
 Total distributions........    (.8744)    (.8528)      (.8101)
                              --------   --------   ----------
Net asset value, end of
 year.......................  $  10.42   $  10.37   $    10.45
                              ========   ========   ==========
Total return................     9.36%      7.66%        4.65%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (in 000's)................  $649,320   $845,269   $1,102,057
 Ratio of expenses to
  average net assets........     0.45%      0.43%        0.39%
 Ratio of net investment
  income to average net
  assets....................     8.51%      8.16%        7.68%
 Portfolio turnover rate....       63%        38%          95%

--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO
--------------------------------------------------------------------------------

                                                                    YEAR ENDED OCTOBER 31
                                       1996          1995           1994            1993            1992          1991*
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period............................  $   9.94      $   9.78      $    10.02      $     9.98      $    10.01      $  10.00
                                     --------      --------      ----------      ----------      ----------      --------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income.............     .5958         .6035           .4396           .4267           .5235         .0783
 Net realized and unrealized gain
  (loss) on investments............     .0100         .1600          (.2400)          .0386          (.0295)        .0118
                                     --------      --------      ----------      ----------      ----------      --------
 Total from investment
  operations.......................     .6058         .7635           .1996           .4653           .4940         .0901
                                     --------      --------      ----------      ----------      ----------      --------
LESS DISTRIBUTIONS:
 Dividends from net investment
  income...........................    (.5958)       (.6035)         (.4396)         (.4253)         (.5240)       (.0801)
                                     --------      --------      ----------      ----------      ----------      --------
 Total distributions...............    (.5958)       (.6035)         (.4396)         (.4253)         (.5240)       (.0801)
                                     --------      --------      ----------      ----------      ----------      --------
Net asset value, end of period.....  $   9.95      $   9.94      $     9.78      $    10.02      $     9.98      $  10.01
                                     ========      ========      ==========      ==========      ==========      ========
Total return.......................     6.27%         8.02%           2.04%           4.76%           5.05%         7.73%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of period (in
  000's)...........................  $796,016      $891,538      $1,045,914      $1,572,311      $1,189,309      $220,858
 Ratio of expenses to average net
  assets...........................     0.47%(1)      0.48%(1)        0.47%(1)        0.46%(1)        0.44%(1)      0.20%(1)(2)
 Ratio of net investment income to
  average net assets...............     6.01%         6.12%           4.40%           4.34%           5.14%         6.47%(2)
 Portfolio turnover rate...........       60%           68%             65%             30%             43%          -0-%

--------------------------------------------------------------------------------

* Reflects operations for the period from September 18, 1991 (commencement of operations) through October 31, 1991.

(1) Without fee waivers for the years ended October 31, 1996, 1995, 1994, 1993 and 1992 and the period ended October 31, 1991, the ratios of expenses to average net assets would have been .77%, .78%, .76%, .76%, .80% and .79% (annualized), respectively.

(2) Annualized.

INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO*
--------------------------------------------------------------------------------

                                                       YEAR ENDED OCTOBER 31
                               1996       1995       1994       1993       1992      1991      1990
-----------------------------------------------------------------------------------------------------
Net asset value, beginning
  of period.................  $  9.68   $   9.34   $  10.00   $   9.80   $   9.61   $  9.00   $  9.56
                              -------   --------   --------   --------   --------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.....    .6101      .6211      .5407      .5982      .7161     .8071     .8475
  Net realized and
    unrealized gain (loss)
    on investments..........   (.1600)     .3400     (.6600)     .1987      .1909     .6100    (.5600)
                              -------   --------   --------   --------   --------   -------   -------
  Total from investment
    operations..............    .4501      .9611     (.1193)     .7969      .9070    1.4171     .2875
                              -------   --------   --------   --------   --------   -------   -------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income.......   (.6101)    (.6211)    (.5407)    (.5969)    (.7170)   (.8071)   (.8475)
                              -------   --------   --------   --------   --------   -------   -------
  Total distributions.......   (.6101)    (.6211)    (.5407)    (.5969)    (.7170)   (.8071)   (.8475)
                              -------   --------   --------   --------   --------   -------   -------
Net asset value, end of
  period....................  $  9.52   $   9.68   $   9.34   $  10.00   $   9.80   $  9.61   $  9.00
                              =======   ========   ========   ========   ========   =======   =======
Total return................    4.82%     10.63%     (1.18%)     8.33%      9.74%    16.41%     3.17%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in 000's)..............  $92,289   $187,087   $213,427   $218,032   $116,458   $59,298   $66,854
  Ratio of expenses to
    average net assets......    0.44%(1)   0.38%(1)   0.39%(1)   0.37%(1)   0.43%(1)  0.63%     0.58%(1)
  Ratio of net investment
    income to average net
    assets..................    6.38%      6.55%      5.61%      5.94%      7.14%     8.71%     9.18%
  Portfolio turnover rate...     133%       133%       358%       106%       226%       39%       30%

                                  YEAR ENDED OCTOBER 31
                               1989       1988      1987**
----------------------------  -----------------------------
Net asset value, beginning
  of period.................  $  9.47   $   9.01   $  10.00
                              -------   --------   --------
INCOME FROM INVESTMENT
  OPERATIONS:
  Net investment income.....    .8555      .8329      .7391
  Net realized and
    unrealized gain (loss)
    on investments..........    .0900      .4600     (.9900)
                              -------   --------   --------
  Total from investment
    operations..............    .9455     1.2929     (.2509)
                              -------   --------   --------
LESS DISTRIBUTIONS:
  Dividends from net
    investment income.......   (.8555)    (.8329)    (.7391)
                              -------   --------   --------
  Total distributions.......   (.8555)    (.8329)    (.7391)
                              -------   --------   --------
Net asset value, end of
  period....................  $  9.56   $   9.47   $   9.01
                              =======   ========   ========
Total return................   10.61%     14.92%     (2.10%)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (in 000's)..............  $76,454   $106,310   $120,905
  Ratio of expenses to
    average net assets......    0.55%(1)   0.55%(1)   0.55%(1)(2)
  Ratio of net investment
    income to average net
    assets..................    9.20%      9.00%      8.57%(2)
  Portfolio turnover rate...      66%        63%        61%

--------------------------------------------------------------------------------

 * Prior to June 2, 1992, the name of the Portfolio was the Corporate Bond Portfolio and the Portfolio was invested primarily in investment grade corporate bonds. The data and ratios shown below reflect the record as the Corporate Bond Portfolio prior to June 2, 1992.

** Reflects operations for the period from December 1, 1986 to October 31, 1987.

(1) Without fee waivers for the years ended October 31, 1996, 1995, 1994, 1993, 1992, 1990, 1989 and 1988 and the period ended October 31, 1987, the ratios of expenses to average net assets would have been .58%, .58%, .59%, .57%, .61%,
 .59%, .60%, .58% and .62% (annualized), respectively.

(2) Annualized.

U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
--------------------------------------------------------------------------------

                                                                    YEAR ENDED OCTOBER 31
                             1996      1995      1994      1993      1992      1991       1990       1989       1988       1987
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of year..................  $ 10.68   $ 10.23   $ 11.28   $ 11.26   $ 11.29   $ 10.61   $  10.78   $  10.71   $  10.35   $  11.08
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
INCOME FROM INVESTMENT
OPERATIONS:
 Net investment income....    .7479     .7703     .7296     .8306     .8924     .9504      .9534      .9705      .9461      .9238
 Net realized and
  unrealized gain (loss)
  on investments..........   (.1700)    .4500    (.9300)    .0195    (.0297)    .6800     (.1700)     .0700      .3600     (.7300)
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
 Total from investment
  operations..............    .5779    1.2203    (.2004)    .8501     .8627    1.6304      .7834     1.0405     1.3061      .1938
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income.......   (.7479)   (.7703)   (.7296)   (.8301)   (.8927)   (.9504)    (.9534)    (.9705)    (.9461)    (.9238)
 Dividends from net
  realized gains..........      -0-       -0-    (.1200)      -0-       -0-       -0-        -0-        -0-        -0-        -0-
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
 Total distributions......   (.7479)   (.7703)   (.8496)   (.8301)   (.8927)   (.9504)    (.9534)    (.9705)    (.9461)    (.9238)
                            -------   -------   -------   -------   -------   -------   --------   --------   --------   --------
Net asset value, end of
 year.....................  $ 10.00   $ 10.68   $ 10.23   $ 11.28   $ 11.26   $ 11.29   $  10.61   $  10.78   $  10.71   $  10.35
                            =======   =======   =======   =======   =======   =======   ========   ========   ========   ========
Total return..............    5.63%    12.37%    (1.82%)    7.76%     7.91%    16.00%      7.63%     10.35%     13.15%      1.78%
RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year
  (in 000's)..............  $57,267   $62,258   $60,613   $92,994   $72,505   $82,849   $205,623   $222,688   $288,420   $328,333
 Ratio of expenses to
  average net assets......    0.52%     0.53%     0.51%     0.51%     0.53%     0.54%      0.51%      0.51%      0.50%      0.51%
 Ratio of net investment
  income to average net
  assets..................    7.10%     7.39%     6.81%     7.32%     7.91%     8.75%      8.97%      9.25%      8.98%      8.63%
 Portfolio turnover
  rate....................     165%      177%      376%      187%       64%       43%        12%        12%        67%        93%

--------------------------------------------------------------------------------

INVESTMENT INFORMATION

INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

       The investment objective of the Fund is to achieve as high a level of current income as is consistent with the preservation of capital, the maintenance of liquidity and the differing average maturity of investments held by each of the Fund's Portfolios. Each Portfolio pursues this investment objective by investing in the securities described below. The assets in which each Portfolio may invest are referred to as "Eligible Investments" in this Prospectus. While there is no assurance that a Portfolio will achieve its investment objective, each endeavors to do so by following the investment policies and limitations described below. The Fund's investment objective and these policies and limitations cannot be changed as to a Portfolio without approval of that Portfolio's stockholders.

Money Market Portfolio and
Short U.S. Government Securities Portfolio

       The Money Market Portfolio invests only in high quality assets (including assets subject to repurchase agreements) that qualify as "short-term liquid assets" for savings associations under the regulations of the Office of Thrift Supervision of the Department of the Treasury ("OTS Regulations") and that, if included in the Portfolio, will qualify its shares as "short-term liquid assets." As a result, the Fund believes Portfolio shares qualify as "short-term liquid assets" under the OTS Regulations. The Portfolio does not invest in securities with a remaining maturity of greater than one year, and portfolio investments are limited to securities that are determined to present minimal credit risks and that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940. The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. It is the policy of the Portfolio that it generally holds its investments to maturity. See "Net Asset Value."

       The Short U.S. Government Securities Portfolio invests only in high quality assets (including assets subject to repurchase agreements) that qualify as "liquid assets" for savings associations under the current OTS Regulations and that, if included in the Portfolio, will qualify its shares as "liquid assets." As a result, the Fund believes Portfolio shares qualify as "liquid assets" under the OTS Regulations. As a fundamental investment policy, the Portfolio invests, under normal market conditions, at least 65% of its total assets in U.S. Government obligations, which consist of obligations issued directly by the United States and obligations issued by or fully guaranteed by U.S. Government agencies or instrumentalities. The Portfolio does not invest in securities with a remaining maturity of greater than five years. In addition, under normal market conditions, the Portfolio will maintain a dollar-weighted average maturity of three years or less as a non-fundamental investment policy.

       Eligible Investments for the Money Market Portfolio and the Short U.S. Government Securities Portfolio include:

       - obligations issued directly by the U.S. Government or issued by an agency or instrumentality of the U.S. Government and fully guaranteed as to principal and interest by the U.S. Government, although not as to market value. These obligations include U.S. Treasury bonds, notes and bills and obligations issued by the Federal Financing Bank and the Government National Mortgage Association.

       - obligations issued by or fully guaranteed as to principal and interest by the following U.S. Government agencies or instrumentalities: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Farm Credit Banks and the Student Loan Marketing Association. Since the obligations issued or guaranteed by these U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government, the Portfolio must look principally to the agencies or instrumentalities for ultimate repayment, and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments.

       - certificates of deposit and other time deposits and savings accounts in a commercial or saving bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation ("FDIC Insured Institution"), including certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks, if they have remaining maturities of 1 year or less (if negotiable) or 90 days or less (if non-negotiable). Investments in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks involve somewhat different investment risks from those affecting deposits in United States branches of such banks, including the risk of future political or economic developments, or government action, that would adversely affect payments on deposits.

       - bankers' acceptances of an FDIC Insured Institution if such acceptances have remaining maturities of 6 months or less and the Portfolio's total investment in such acceptances of the same institution does not exceed 0.25% of such institution's total deposits.

       Each Portfolio's investments in repurchase agreements and certificates of deposit and other time deposits of or in FDIC Insured Institutions will generally not be insured by any government agency. The Board of Directors has adopted operating policies to further restrict certain investments (see Statement of Additional Information for these two Portfolios).

Adjustable Rate Mortgage (ARM) Portfolio,
Intermediate Mortgage Securities Portfolio and
U.S. Government Mortgage Securities Portfolio

       The Adjustable Rate Mortgage (ARM) Portfolio pursues its investment objective by investing in the securities described below and seeking lower volatility of principal. Because of the characteristics of adjustable rate securities, the Adviser expects that a portfolio of these types of securities will generally provide higher current yields than money market securities or alternative investments of comparable quality and market value volatility. While the Portfolio's net asset value will be more volatile than prices of money market securities, it will be less volatile than prices of fixed-rate securities of similar quality.

       At least 65% of the Adjustable Rate Mortgage (ARM) Portfolio's Eligible Investments will consist of Adjustable Rate Mortgage Securities, except when the Portfolio assumes a temporary defensive position in other Eligible Investments. The policy of investing at least 65% of the value of the Portfolio's total assets in Adjustable Rate Mortgage Securities is deemed fundamental and may not be changed without stockholder approval.

       At least 65% of the Intermediate Mortgage Securities Portfolio's Eligible Investments will consist of Mortgage-Related Securities paying fixed or adjustable rates of interest, except when the Portfolio assumes a temporary defensive position in other Eligible Investments. The policy of investing at least 65% of the value of the Portfolio's total assets in Mortgage-Related Securities is deemed fundamental and may not be changed without stockholder approval. The Portfolio intends to invest in Mortgage-Related Securities that will produce less price volatility than would normally be associated with the ownership of 30-year, fixed-rate mortgage-backed securities. Generally, the Portfolio will seek to acquire Mortgage-Related Securities having an expected average life of 2 to 7 years at the time of purchase and would also seek to maintain a dollar-weighted expected average life of between 2 to 7 years with respect to such securities held by the Portfolio at any one time. These goals might be difficult to meet in certain environments when mortgage prepayments are very high or very low, but in no case would the Portfolio invest in a Mortgage-Related Security that had an expected average life of greater than 10 years at the time of purchase.

       At least 65% of the U.S. Government Mortgage Securities Portfolio's Eligible Investments will consist of Mortgage-Related Securities guaranteed directly by the United States or issued or guaranteed by U.S. Government agencies or instrumentalities ("Government Mortgage-Related Securities"), except when the Portfolio assumes a temporary defensive position. The policy of investing at least 65% of the value of the Portfolio's total assets in Government Mortgage-Related Securities is deemed fundamental and may not be changed without stockholder approval.

       The Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio, and the U.S. Government Mortgage Securities Portfolio (collectively referred to as the "Mortgage Securities Portfolios") invest primarily in "securities backed by or representing an interest in mortgages on domestic residential housing or manufactured housing" meeting the definition of such assets for purposes of the qualified thrift lender ("QTL") test under the current OTS Regulations. Pending any revisions of the current OTS Regulations, each Portfolio expects that, absent extraordinary market developments, at least 65% of its assets will qualify for QTL purposes for savings associations, although actual percentages may be higher. In addition, each Portfolio will not purchase any Eligible Investments having a risk-based weighting in excess of 20% under the current risk-based capital regulations established by the Office of Thrift Supervision. Also, each Portfolio will not purchase any Eligible Investments having a risk-based weighting for banks in excess of 50% under current federal regulations of the appropriate regulatory agencies. The risk-based capital information and QTL qualifying percentages will be communicated quarterly to the stockholders. Furthermore, each Portfolio may not invest in "high risk" securities that do not meet the tests contained in the "Supervisory Policy Statement on Securities Activities" adopted by the Federal Deposit Insurance Corporation, the Office of the Comptroller of the Currency, the Office of Thrift Supervision and the National Credit Union Administration, respectively, and each Portfolio limits its investments to those permissible without limitation for federal savings associations, national banks and federal credit unions under current applicable regulations.

       In addition to Mortgage-Related Securities, Eligible Investments for the Mortgage Securities Portfolios include: (1) certain U.S. Government or agency securities, certain of which are not backed by the full faith and credit of the U.S. Government (see the Statement of Additional Information for the Mortgage Securities Portfolios), (2) investments in certificates of deposit or other time deposits or accounts of a commercial or savings bank or savings association whose deposits are insured by the FDIC, including foreign branches of FDIC insured banks,
       (3) repurchase agreements collateralized by certain types of Eligible Investments of the Portfolio (see the Statement of Additional Information for the Mortgage Securities Portfolios), or (4) bankers' acceptances of an FDIC insured bank if such acceptances have remaining maturities of six months or less and the Portfolio's total investments in such acceptances of the same bank do not exceed 0.25% of such bank's total deposits.

       Also, Eligible Investments for the Adjustable Rate Mortgage (ARM) Portfolio include Private Mortgage Related Securities with fixed rates of interest rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

       The Board of Directors has adopted operating policies to further restrict certain investments (see the Statement of Additional Information for the Mortgage Securities Portfolios). When business or financial conditions warrant, the Portfolios may take a temporary defensive position and invest without limit in the foregoing investments.

DESCRIPTION OF SECURITIES
--------------------------------------------------------------------------------

Mortgage-Related Securities

       "Mortgage-Related Securities" are high quality securities that directly or indirectly provide funds principally for residential mortgage loans made to home buyers in the United States and that represent interests in, or are collateralized by, pools of mortgage loans originated by private lenders that have been grouped by various governmental, government-related and private organizations. Most Mortgage-Related Securities are pass-through securities, which means that they provide investors with payments consisting of both principal and interest as mortgages in the underlying mortgage pool are paid off by the borrowers. The average maturity of pass-through Mortgage-Related Securities varies with the maturities of the underlying mortgage instruments and with the occurrence of unscheduled prepayments of those mortgage instruments. The text that follows is applicable to the Mortgage Securities Portfolios.

       Mortgage-Related Securities may be classified into the following principal categories, according to the issuer or guarantor:

       - Government Mortgage-Related Securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. The Government National Mortgage Association ("GNMA"), the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of FHA-insured or VA-guaranteed mortgages. Government-related securities are issued by U.S. Government-sponsored corporations and are not backed by the full faith and credit of the U.S. Government. Issuers include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a U.S. Government-sponsored corporation owned entirely by private stockholders. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues Mortgage-Related Securities representing interests in mortgage loans pooled by it. FHLMC is a U.S. Government-sponsored corporation that guarantees the timely payment of interest and ultimate collection of principal, and its stock is publicly traded.

       - Private Mortgage-Related Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. These securities generally offer a higher rate of interest than governmental and government-related Mortgage-Related Securities because there are no direct or indirect government guarantees of payment as in the former securities, although certain credit enhancements may exist. Securities issued by private organizations may not have the same degree of liquidity as those with direct or indirect government guarantees. Private Mortgage-Related Securities purchased by the Mortgage Securities Portfolios must be rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization.

       Mortgage-Related Securities include both fixed-rate and adjustable rate mortgage securities ("ARMS"). Unlike fixed-rate mortgage securities, ARMS have periodic adjustments in the coupons on the underlying mortgages. The adjustable rate feature of the mortgages underlying the ARMS in which the Mortgage Securities Portfolios invest generally will help to reduce sharp changes in each Portfolio's net asset value in response to normal interest rate fluctuations to the extent that each Portfolio is invested in ARMS. As the interest rates on the mortgages underlying a Portfolio's investments in ARMS are reset periodically (generally one to twelve months but as long as five years), the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Portfolio to fluctuate less than it would if the Portfolio invested entirely in more traditional longer-term, fixed-rate debt securities.

       In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit a Portfolio to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Portfolio has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Portfolios generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the "margin," to the index, subject to limitations or "caps" on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. As a result, the Mortgage Securities Portfolios will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or "cap rates") for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, a Portfolio's net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Portfolio before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

       All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Mortgage Securities Portfolios. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of "locking in" long-term interest rates.

       If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders' principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

Collateralized Mortgage Obligations

       Mortgage-Related Securities also include debt obligations collateralized by the cash flows from mortgage loans, pools of mortgage loans or mortgage pass-through securities (often referred to as collateralized mortgage obligations or "CMOs"). CMOs may be issued or guaranteed by GNMA, FNMA or FHLMC, or they may be issued by private entities such as financial institutions, investment bankers, mortgage bankers and single-purpose stand-alone finance subsidiaries or trusts of such institutions. The CMOs and a form of them known as a real estate mortgage investment conduit ("REMIC") typically have a multi-class structure ("Multi-Class Mortgage-Related Securities"). Multi-Class Mortgage-Related Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-related securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount. The Mortgage Securities Portfolios will not invest in any class with residual characteristics. In addition, each Portfolio limits its purchase of CMOs and REMICs issued by private entities to those that are rated in one of the two highest rating categories by at least one nationally recognized statistical ratings organization, and all CMOs and REMICs must pass the "high risk" tests applicable to the investments of federal savings associations, national banks and federal credit unions.

When-Issued and Delayed Delivery Securities

       The Mortgage Securities Portfolios may purchase securities on a when-issued or delayed delivery basis, i.e., for delivery and payment at a future date. The purchase price and the interest rate payable on the securities are fixed on the transaction date. At the time of its delivery, a when-issued or delayed delivery security may be valued at less than the purchase price. Each Portfolio will make commitments for such transactions only when it has the intention of actually acquiring the securities. If a Portfolio chooses to dispose of the right to acquire a when-issued or delayed delivery security prior to its acquisition, it could, as with the disposition of any other portfolio investment, incur a gain or loss due to market fluctuation. When securities are purchased on a when-issued or delayed delivery basis, the Portfolio must set aside funds in a segregated account to pay for the purchase, and until acquisition, the Portfolio will not earn any interest on the security. Each Portfolio may not enter into when-issued commitments exceeding in the aggregate 15% of the value of the Portfolio's total assets, less liabilities other than the obligations created by when-issued commitments.
Repurchase Agreements

       The Money Market Portfolio and the Short U.S. Government Securities Portfolio may enter into repurchase agreements under which each may acquire certain types of Eligible Investments for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying collateral, the Portfolio may incur a loss. Each Portfolio will make payment for such instruments only upon their physical delivery to or evidence of their book entry transfer to the account of the Portfolio's custodian. Neither Portfolio will enter into any repurchase agreements maturing in more than 60 days.

PORTFOLIO TURNOVER
--------------------------------------------------------------------------------

       Except for the Money Market Portfolio, each Portfolio may engage in trading of the portfolio securities to take advantage of market variations and to enhance liquidity. The portfolio turnovers are set forth for certain periods in the tables under "Financial Highlights."

INVESTMENT LIMITATIONS
--------------------------------------------------------------------------------

       Each Portfolio may not borrow except that it may borrow from banks for temporary or emergency purposes in an aggregate amount not exceeding 10% of the value of its net assets and may pledge up to 20% of its net assets to secure such borrowings. All borrowings of the Intermediate Mortgage Securities Portfolio may not exceed in the aggregate one-third of the value of that Portfolio's total assets, less liabilities other than such borrowings. To the extent that borrowings exceed 5% of a Portfolio's net assets, such borrowings will be repaid before any investments are made.

       The Money Market Portfolio and the Short U.S. Government Securities Portfolio will not purchase any Eligible Investments maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of their respective total assets would be invested in such illiquid Eligible Investments together with such repurchase agreements maturing in more than seven days.

       The Money Market Portfolio and the Short U.S. Government Securities Portfolio will not invest more than 25% of their respective total assets in the securities of issuers in any single industry, provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks.

       The Adjustable Rate Mortgage (ARM) Portfolio will not purchase any Eligible Investments maturing in more than seven days for which market quotations are not readily available, or purchase Interest Rate Caps and Floors, or enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of its total assets would be invested in such illiquid Eligible Investments.

       The Intermediate Mortgage Securities Portfolio will not purchase any Eligible Investments maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 15% of the market value of its total assets would be invested in such illiquid Eligible Investments together with repurchase agreements maturing in more than seven days. To the extent Rule 144A securities are deemed by the Adviser, subject to the supervision of the Board of Directors, to be illiquid, they will be subject to the foregoing 15% limitation on illiquid investments.

       The U.S. Government Mortgage Securities Portfolio will not purchase any Mortgage-Related Securities or other Eligible Investments maturing in more than seven days for which market quotations are not readily available and will not enter into any repurchase agreements maturing in more than seven days if, as a result, more than 10% of the market value of its total assets would be invested in such illiquid Eligible Investments together with such repurchase agreements maturing in more than seven days.

       The Mortgage Securities Portfolios will not invest more than 25% of their respective total assets in the securities of issuers in any single industry, provided that there shall be no limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of each Portfolio's total assets will, except for temporary defensive purposes, be invested) or on obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

FUND AND PORTFOLIO INFORMATION

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

Board of Directors

       The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the stockholders. The Directors' responsibilities include reviewing the actions of the Fund's investment adviser, distributor and administrator.

INVESTMENT ADVISER
--------------------------------------------------------------------------------

       Investment decisions for the Portfolios are made by the Fund's investment adviser, Shay Assets Management Co. The Adviser is responsible for placing purchase and sale orders for portfolio instruments. For its investment management services, the Adviser receives an annual fee from the Fund.

Advisory Fee Expenses

       For the Fund's fiscal year ended October 31, 1996, the Fund paid the Adviser fees as follows:

       - Money Market Portfolio -- The Adviser voluntarily waived its entire advisory fees with respect to the Portfolio, amounting to 0.15% of the Portfolio's average daily net assets. The Adviser has agreed to reduce or waive (but not below zero) its advisory fees allocated to the Portfolio to the extent that the daily ratio of operating expenses to average daily net assets of the Portfolio exceeds 0.75%. The Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Portfolio. For the Fund's fiscal year ended October 31, 1996, total expenses of the Portfolio were 0.24% of its average net assets (net of fee waivers).

       - Short U.S. Government Securities Portfolio -- The Fund paid the Adviser aggregate fees of 0.25% of the Portfolio's average net assets. The Adviser has agreed to reduce or waive (but not below zero) its advisory fees allocated to the Portfolio to the extent that the daily ratio of operating expenses to average daily net assets of the Portfolio exceeds 0.75%. The Adviser may supplementally waive its fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Portfolio. For the Fund's fiscal year ended October 31, 1996, total expenses of the Portfolio were 0.48% of its average net assets, and no fees were waived.

       - Adjustable Rate Mortgage (ARM) Portfolio -- The Fund paid the Adviser aggregate fees of 0.25% of the Portfolio's average daily net assets (net of fee waivers totalling approximately 0.20%). The Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Portfolio. For the fiscal year ended October 31, 1996, total expenses of the Portfolio were 0.47% of its average net assets (net of fee waivers).

       - Intermediate Mortgage Securities Portfolio -- The Fund paid the Adviser aggregate fees of 0.21% of the Portfolio's average net assets (net of fee waivers totalling approximately 0.14%). The Adviser has agreed to waive or reduce (but not below zero) its advisory fees allocated to the Portfolio to the extent that the daily ratio of operating expenses to average daily net assets of the Portfolio exceeds 0.75%. The Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Portfolio. For the Fund's fiscal year ended October 31, 1996, total expenses of the Portfolio were 0.44% of its average net assets (net of fee waivers).

       - U.S. Government Mortgage Securities Portfolio -- The Fund paid the Adviser aggregate fees of 0.25% of the Portfolio's average net assets. The Adviser has agreed to reduce or waive (but not below zero) its advisory fees allocated to the Portfolio to the extent that the daily ratio of operating expenses to average daily net assets of the Portfolio exceeds 0.75%. The Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Portfolio. For the Fund's fiscal year ended October 31, 1996, total expenses of the Portfolio were 0.52% of its average net assets, and no fees were waived.

       Each voluntary supplemental waiver agreement may be terminated at any time by the Adviser.

Adviser's Background

       The Adviser is a general partnership that consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Assets Management, Inc. is an indirect wholly-owned subsidiary of America's Community Bankers ("ACB").

       The Portfolio Managers of the Adviser manage the Fund's investments as a team under the day-to-day direction of Edward E. Sammons, Jr., Executive Vice President of the Adviser since 1990 and Vice President of the Fund since 1985. Mr. Sammons assumed primary responsibility for the Fund's investments in 1985.

       The Adviser, with its principal office located at 111 East Wacker Drive, Chicago, Illinois 60601, is a registered investment adviser under the Investment Advisers Act of 1940.

DISTRIBUTOR
--------------------------------------------------------------------------------

       The Distributor, Shay Financial Services Co., is a general partnership that consists of two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., each of which holds a fifty-percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Securities, Inc. is an indirect wholly-owned subsidiary of ACB.

       Effective September 18, 1996, the Distributor became the Fund's principal distributor. Prior to that date, the Distributor had acted as the Fund's sponsor in the distribution of the Fund's shares. Pursuant to the Distribution Agreement, the Distributor, as the principal distributor of the Fund's shares, directly and through other firms advertises and promotes the Fund. For its distribution services, the Distributor receives an annual fee from the Fund in accordance with the distribution plan adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan").

Distribution Expenses

       For the Fund's fiscal year ended October 31, 1996, the Fund paid the Distributor in its role as sponsor a fee of 0.15% of each Portfolio's average net assets (net of fee waivers, totalling approximately 0.10% for the Adjustable Rate Mortgage (ARM) Portfolio). The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Adjustable Rate Mortgage (ARM) Portfolio and in an amount up to but not to exceed 0.15% of the average daily net assets of each of the other four Portfolios. Each voluntary waiver agreement may be terminated at any time by the Distributor. Although the Distributor's fee is calculable separately with respect to each Portfolio of the Fund and the Distributor reports expense information to the Fund on a portfolio-by-portfolio basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Portfolio may be used for any purpose, including payment of otherwise unreimbursed expenses incurred in distributing shares of another Portfolio or to compensate another dealer for distribution assistance. The 12b-1 Plan does not permit a Portfolio to be charged for interest, carrying, or other financing charges on any such unreimbursed carryover amounts, but it does provide for reimbursement for a portion of the Distributor's overhead expenses.

ADMINISTRATOR AND TRANSFER AND DIVIDEND AGENT
--------------------------------------------------------------------------------

       PFPC Inc. ("PFPC"), 103 Bellevue Parkway, Wilmington, Delaware 19809, performs various administrative services for the Fund with respect to the Portfolios. These services include maintenance of books and records, preparation of governmental filings and stockholder reports, and computation of net asset values and daily dividends. For the Fund's fiscal year ended October 31, 1996, the Fund paid PFPC a fee of 0.03% of each Portfolio's average net assets for the above administrative services. PFPC is also the transfer and dividend agent for each Portfolio's shares.

CUSTODIAN
--------------------------------------------------------------------------------

       PNC Bank, Philadelphia, Pennsylvania, is the custodian of each Portfolio's investments. PNC Bank and PFPC are affiliates of PNC Bank Corp.

CALCULATION OF YIELD AND TOTAL RETURN
--------------------------------------------------------------------------------

       From time to time all Portfolios other than the Money Market Portfolio advertise their "yield" and "total return." These figures are based on historical earnings and are not intended to indicate future performance.

       The "yield" of a Portfolio refers to the income generated by an investment in the Portfolio over a 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The income earned on the investment is also assumed to be reinvested at the end of the sixth 30-day period.

       The "total return" of a Portfolio shows what an investment in the Portfolio would have earned over a specified period of time (one, five and ten years; for the Adjustable Rate Mortgage (ARM) Portfolio, one and five years and any longer period of time measured from September 18, 1991, the date the Portfolio's shares were first offered publicly), assuming that all distributions and dividends by the Portfolio were reinvested on the reinvestment dates during the period and less all recurring fees. Any agreement by the Adviser and Distributor to reduce or waive their fees under certain circumstances may cause a Portfolio's yield and total return to be higher than they otherwise would be. See "Advisory Fee Expenses" and "Distribution Expenses."

       From time to time the Money Market Portfolio advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Portfolio refers to the income generated by an investment in the Portfolio over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. Any agreement by the Adviser and Distributor to reduce or waive their fees under certain circumstances may cause the Portfolio's yields to be higher than they otherwise would be. See "Advisory Fee Expenses" and "Distribution Expenses."

NET ASSET VALUE

       For all Portfolios other than the Money Market Portfolio, the net asset value per share fluctuates daily. It is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. Each investment of these Portfolios is valued at market value or, if market quotations are not readily available, at fair value determined by the Board of Directors. Short-term instruments maturing within 60 days may be valued at amortized cost, provided that the Board of Directors determines that amortized cost represents fair value.

       The Money Market Portfolio's net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. The Portfolio's investments are valued in accordance with Rule 2a-7 under the Investment Company Act of 1940 based on their amortized cost, which does not take into account unrealized appreciation or depreciation. The Fund's Board of Directors has established procedures reasonably designed to stabilize the net asset value per share at $1.00, although there is no assurance that the Portfolio will be able to do so.

       Under the quality requirements of Rule 2a-7, the Money Market Portfolio may only purchase Eligible Investments that at the time of acquisition are "Eligible Securities" as that term is defined in Rule 2a-7. "Eligible Securities" include only securities that are rated in the top two rating categories by the required number of nationally recognized statistical rating organizations (at least two or, if only one such organization has rated the security, that one organization) or, if unrated, are deemed comparable in quality. The diversification requirements of Rule 2a-7 provide generally that the Portfolio may not at the time of acquisition invest more than 5% of its assets in securities of any one issuer or invest more than 5% of its assets in securities that are Eligible Securities that have not been rated in the highest category by the required number of rating organizations or, if unrated, have not been deemed comparable, except U.S. Government securities and repurchase agreements collateralized by such securities.

INVESTING IN THE FUND
Share Purchases
--------------------------------------------------------------------------------

       To purchase shares of the Portfolios, investors may open an account by calling the Distributor at (800) 527-3713 and obtaining an application form. After a completed application form has been received and processed, orders to purchase shares of the Portfolios may be made by telephoning the Distributor.

       Purchase orders are accepted on each Business Day and become effective upon receipt and acceptance by the Fund. (As used in this Prospectus, the term "Business Day" means any day on which the Adviser and PNC Bank are both open for business.) Payment must be in the form of federal funds. Wire transfer instructions for federal funds should be as follows: PNC Bank, Philadelphia, PA, ABA-0310-0005-3; BNF Mutual Funds Services / 8529992181; For purchase of Asset Management Fund, (Name of Portfolio);
       From: (Name of Investor); Account Number (Investor's account number with the Fund); $ (Amount to be invested).

       For an investor's purchase to be eligible for same day settlement, the purchase order must be received on a Business Day before 12:00 Noon, New York City time (or 1:00 P.M., New York City time, for Pacific time zone investors as determined by their addresses in the Fund's records), and payment for the purchase order must be received by PNC Bank by 4:00 P.M., New York City time, of that day. For investors seeking next day settlement, the purchase order must be received on a Business Day before 4:00 P.M., New York City time, and payment must be received by PNC Bank by 4:00 P.M., New York City time, on the next Business Day after the purchase order was received. An investor must indicate to the Fund at the time the order is placed whether same day or next day settlement is sought. Payment must be received by PNC Bank by 4:00 P.M., New York City time, on the Business Day designated for settlement or the order will be cancelled.

       A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Fund will hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Fund, the Fund may redeem shares from the investor's account in an amount equal to such difference. In addition, the Fund may prohibit or restrict the investor from making future purchases of the Fund's shares.

       Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability of the Fund, the Adviser or PNC Bank. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Fund reserves the right to reject any purchase order.

Minimum Investment Required
--------------------------------------------------------------------------------

       The minimum initial investment in each Portfolio is $10,000. There is no minimum balance. Subsequent purchases may be made in any amount.

What Shares Cost
--------------------------------------------------------------------------------

       Shares of the Portfolios are sold at their net asset value next determined after the purchase order becomes effective. The Money Market Portfolio seeks to maintain a net asset value of $1.00 per share. (See "Net Asset Value.") There is no sales charge imposed by the Portfolios. For all Portfolios other than the Money Market Portfolio, the net asset value is determined each Business Day at 4:00 P.M., New York City time. For the Money Market Portfolio, net asset value is determined twice on each Business Day, at 1:00 P.M. and at 4:00 P.M., New York City time. Net asset value for purposes of pricing redemption orders is determined at 4:00 P.M., New York City time, on any other day redemptions are permitted and a proper redemption request is received (see "Redeeming Shares").

Confirmations
--------------------------------------------------------------------------------

       As transfer and dividend agent for the Fund, PFPC maintains a share account for each stockholder. Detailed confirmations of each purchase or redemption are sent to each stockholder. Monthly confirmations are sent to report dividends paid during the month.

Dividends
--------------------------------------------------------------------------------

       Dividends are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 P.M., New York City time, and are automatically reinvested in additional shares of the respective Portfolios unless the stockholder requests cash payments by contacting the Distributor.

       For all Portfolios other than the Money Market Portfolio, an investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day. For the Money Market Portfolio, an investor will receive the dividend declared on the day its purchase order is settled but will not receive the dividend declared on the day its redemption order is effected.

Capital Gains
--------------------------------------------------------------------------------

       Net capital gains, if any, realized by a Portfolio are declared and paid once each year and reinvested in shares or, at the stockholder's option, paid in cash.

REDEEMING SHARES

       The Portfolios redeem shares at their respective net asset values next determined after the Distributor receives the redemption request. Redemptions may be made on Business Days when the U.S. Government and agency securities market is open. Redemption requests must be received in proper form and can be made by telephone or in writing.

TELEPHONE REDEMPTION
--------------------------------------------------------------------------------


      -  For all Portfolios other than the Money Market Portfolio:

         Stockholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. The time the redemption request is received determines when proceeds are sent and the accrual of dividends. Redemptions received prior to 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time. This means that proceeds will normally be wired in federal funds to the stockholder's bank or other account shown on the Fund's records the next Business Day, but in no case later than seven days. A stockholder will receive dividends declared only through the day its redemption is effected and any next succeeding non-Business Day or Days. All redemptions received between 12:00 Noon and 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, are effected on the same day, immediately after 4:00 P.M., New York City time; however, the proceeds will normally be sent the second following Business Day. The stockholder will receive dividends declared only through the day its redemption is effected, including any next succeeding non-Business Day or Days, but will not be entitled to dividends for the following Business Day. The Fund recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time, because of the advantage in having proceeds sent the next Business Day.


      -  For the Money Market Portfolio:

         Stockholders may redeem their shares by telephoning the Distributor on a Business Day. Call (800) 527-3713. If the request is received before 12:00 Noon, New York City time (1:00 P.M., New York City time, for investors in the Pacific time zone), on a Business Day, the redemption will be effected as of 1:00 P.M., New York City time, and the proceeds will normally be wired the same day in federal funds to the stockholder's bank or other account shown on the Fund's records, but in no case later than seven days. If the request is received before 4:00 P.M., New York City time, on a Business Day or other day redemptions are permitted, the redemption will be effected as of 4:00 P.M., New York City time, and the proceeds will normally be wired the next Business Day.

         Since a stockholder will not receive any dividend declared on the day its redemption request is effected, the Fund recommends that all redemption requests be placed so as to be received prior to 12:00 Noon, New York City time.

WRITTEN REQUESTS
--------------------------------------------------------------------------------

       Portfolio shares may also be redeemed by sending a written request to the Distributor, 111 East Wacker Drive, Chicago, Illinois 60601; Attention:
       Asset Management Fund, Inc. If share certificates have been issued, they must be properly endorsed and guaranteed and be received by PFPC before the redemption will be effected.

Signatures

       Signatures on written redemption requests and share certificates must be guaranteed by:

       - a Federal Home Loan Bank; or
       - a savings association or a savings bank; or
       - a trust company or a commercial bank; or
       - a member firm of a domestic securities exchange or a registered securities association; or
       - a credit union or other eligible guarantor institution.

       In certain instances, the transfer and dividend agent may request additional documentation believed necessary to insure proper authorization. Stockholders with questions concerning documentation should contact the transfer and dividend agent.

Receiving Payment

       Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form.

EXCHANGES

       Stockholders may exchange shares of a Portfolio with shares in another Portfolio of the Fund by telephoning the Distributor on a Business Day. Call (800) 527-3713. Exchanges may also be made by written request as previously described under "Written Requests." Exchanges will be effected at the relative net asset values next determined after receipt of an exchange request in proper form. Stockholders will receive dividends in the Portfolio through the date the exchange is effected and will begin receiving dividends in the other Portfolio the next Business Day.

       An exchange between Portfolios will normally involve realization of a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares from which the exchange is made and a purchase of the shares into which the exchange is made.

       The Fund reserves the right to amend or terminate this privilege with notice to stockholders.

STOCKHOLDER INFORMATION

VOTING RIGHTS
--------------------------------------------------------------------------------

       The Fund has five Portfolios: the Money Market Portfolio, the Short U.S. Government Securities Portfolio, the Adjustable Rate Mortgage (ARM) Portfolio, the Intermediate Mortgage Securities Portfolio and the U.S. Government Mortgage Securities Portfolio, and five classes of shares, representing interests only in the corresponding Portfolio and having equal voting rights within each class. The Fund's charter provides that on any matter submitted to a vote of stockholders, all shares, irrespective of class, shall be voted in the aggregate and not by class, except that (i) as to any matter with respect to which a separate vote of any class is required by the Investment Company Act of 1940 or the Maryland General Corporation Law, such requirements as to a separate vote by that class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular class, only stockholders of the affected class shall be entitled to vote thereon. The Bylaws of the Fund require that a special meeting of stockholders be held upon the written request of stockholders holding not less than 10% of the issued and outstanding shares of the Fund.

TAX INFORMATION
--------------------------------------------------------------------------------

       Each of the Portfolios has not been required to pay federal income taxes because it has taken all necessary action to qualify as a regulated investment company under the Internal Revenue Code. Each Portfolio intends to remain so qualified for its future taxable years so long as such qualification is in the best interests of stockholders.

       The Fund intends to distribute all of the net income and any gains of the Portfolios to stockholders. Unless otherwise exempt, stockholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends are received in cash or as additional shares. Dividends declared in December to stockholders of record as of a date in that month and paid during the following January are treated as if received on December 31 of the calendar year declared.

       Information on the tax status of dividends and distributions is provided annually.

                            NEW ACCOUNT APPLICATION
                       ASSET MANAGEMENT FUND, INC. (AMF)

I.  HOW TO OPEN YOUR AMF ACCOUNT AND PURCHASE SHARES

   - Please complete the requested information. You may call toll free to open a temporary account, 1-800-527-3713, or fax your completed application to
      (312) 938-2548. Mail the original completed application to the Fund's distributor, Shay Financial Services Co., 111 E. Wacker Drive, Chicago, IL 60601. Your new AMF account number will be assigned.

   TO PLACE YOUR ORDER...

   - Call toll free 1-800-527-3713 to place your order and confirm wire instructions.

   -  Wire funds to:
      PNC Bank, ABA 031 000 053
      BNF Mutual Fund Services / 8529992181
      Portfolio Name (Money Market Portfolio, Short U.S. Government Securities Portfolio, Adjustable Rate Mortgage (ARM) Portfolio, Intermediate Mortgage Securities Portfolio or U.S. Government Mortgage Securities Portfolio) Customer Name
      Account Number

   - Written confirmations and monthly statements of your AMF transactions will be mailed to you.

II. ACCOUNT REGISTRATION

   Name of Institution
   -----------------------------------------------------------------------------
   Attention
   -----------------------------------------------------------------------------
   Mailing Address
   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------

   -----------------------------------------------------------------------------
   Phone Number
   -----------------------------------------------------------------------------
   Tax Identification Number
   -----------------------------------------------------------------------------

III. REDEMPTION

   Please provide complete instructions for wiring of redemption proceeds in Federal funds to your account with a bank or trust company.

   Name of Bank
   or Trust Company
   -----------------------------------------------------------------------------

   Street Address
   -----------------------------------------------------------------------------

   City, State, Zip
   -----------------------------------------------------------------------------

   ABA Number
   -----------------------------------------------------------------------------

   Account Name
   -----------------------------------------------------------------------------

   Account Number
   -----------------------------------------------------------------------------

IV. DIVIDENDS

   Please select "Cash" or "Reinvest" for your dividend distributions.
   [ ] Cash  [ ] Reinvest

V. PHONE ORDER AUTHORIZATIONS

   Please list individuals (up to three) who are authorized to make purchases and redemptions by phone:

   -  Name
   -----------------------------------------------------------------------------

      Phone
   -----------------------------------------------------------------------------

   -  Name
   -----------------------------------------------------------------------------

      Phone
   -----------------------------------------------------------------------------

   -  Name
   -----------------------------------------------------------------------------

      Phone
   -----------------------------------------------------------------------------

AUTHORIZED SIGNATURE
--------------------------------------------------------------------------------

Name (print or type)
--------------------------------------------------------------------------------

Title
--------------------------------------------------------------------------------

Phone Number
--------------------------------------------------------------------------------

Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

DISTRIBUTOR                                     DIRECTORS AND OFFICERS

Shay Financial Services Co.                     Arthur G. de Russo
111 East Wacker Drive                           Director
Chicago, Illinois 60601
                                                David F. Holland
INVESTMENT ADVISER                              Director

Shay Assets Management Co.                      Leon T. Kendall
111 East Wacker Drive                           Director and Chairman
Chicago, Ilinois 60601
                                                Gerald J. Levy
ADMINISTRATOR AND TRANSFER                      Director
AND DIVIDEND AGENT
                                                Rodger D. Shay
PFPC Inc.                                       President and Director
103 Bellevue Parkway
Wilmington, Delaware 19809                      Edward E. Sammons, Jr.
                                                Vice President, Treasurer
LEGAL COUNSEL                                   and Secretary

Vedder, Price, Kaufman & Kammholz               Doris J. Pavel
222 North LaSalle Street                        Assistant Secretary
Chicago, Illinois 60601

CUSTODIAN

PNC Bank
17th & Chestnut Streets
Philadelphia, Pennsylvania 19101

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103

                                    [LOGO]
                         ASSET MANAGEMENT FUND, INC.
          111 East Wacker Drive, Chicago, IL  60601 - 1-800-527-3713

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                      STATEMENT OF ADDITIONAL INFORMATION


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                   ADJUSTABLE RATE MORTGAGE (ARM) PORTFOLIO,
                   INTERMEDIATE MORTGAGE SECURITIES PORTFOLIO
                                      and
                 U.S. GOVERNMENT MORTGAGE SECURITIES PORTFOLIO
                          ASSET MANAGEMENT FUND, INC.
                 111 East Wacker Drive, Chicago, Illinois 60601



     The Adjustable Rate Mortgage (ARM) Portfolio (the "ARM Portfolio"), the Intermediate Mortgage Securities Portfolio (the "Intermediate Mortgage Portfolio") and the U.S. Government Mortgage Securities Portfolio (the "U.S. Government Mortgage Portfolio") (each, a "Portfolio" and collectively, the "Portfolios") are each a portfolio of Asset Management Fund, Inc. (the "Fund"), a professionally managed, diversified, open-end investment company. Each Portfolio is represented by a class of shares separate from those of the Fund's other portfolios.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 1, 1997 (the "Prospectus"), a copy of which may be obtained from the Fund at the address noted above.




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              The date of this Statement of Additional Information
                               is March 1, 1997.

     Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

                      THE FUND'S OBJECTIVE, THE PORTFOLIOS
                         AND THEIR MANAGEMENT POLICIES

Mortgage-Related Securities

     Most Mortgage-Related Securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some Mortgage-Related Securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

     The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

     The Prospectus indicates that U.S. Mortgage-Related Securities may be classified into two principal categories, based on whether the issuer or guarantor of the security or the underlying collateral is a governmental entity, such as GNMA, or a government-related entity, such as FNMA and FHLMC which are U.S. Government sponsored corporations. In addition, private Mortgage Related-Securities represent interests in, or are collateralized by, pools consisting principally of residential mortgage loans created by non-governmental issuers. The following information supplements that in each Prospectus concerning certain of these issuers:

     FNMA is subject to general regulation by the Secretary of Housing and Urban Development. Its common stock is publicly traded on the New York Stock Exchange. FNMA purchases residential mortgages from a list of approved seller services, which include Federal and state savings associations, savings banks, commercial banks, credit unions and mortgage bankers.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its common and preferred stock is publicly traded on the New York Stock Exchange. FHLMC issues Participation Certificates ("PC's") which represent interests in mortgages from FHLMC's national portfolio.


     With respect to private Mortgage-Related Securities, timely payment of interest and principal may be supported by various forms of credit enhancements, including individual loan, title, pool and hazard insurance. These credit enhancements may offer two types of protection: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor and the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties or through various means of structuring the transaction as well as a combination of such approaches. The Portfolios will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     Credit enhancements can come from external providers such as banks or financial insurance companies. Alternatively, they may come from the structure of a transaction itself. Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "overcollateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue. There can be no assurance that the private insurers can meet their obligations under the policies.

     Each Portfolio may only invest in private Mortgage-Related Securities to the extent it observes the investment restrictions and limitations required for such investments to be Eligible Investments for Federal savings associations under the Home Owners' Loan Act of 1933, as amended, and the OTS Regulations thereunder. Eligible Investments include "mortgage-related securities" as that term is defined in Section 3(a)(41) of the Securities Exchange Act of 1934, subject to any OTS Regulations, and securities offered and sold pursuant to
Section 4(5) of the Securities Act of 1933. Section 3(a)(41) of the Securities Exchange Act of 1934, as amended, defines a "mortgage-related security" as one that is rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and that either (A) represents ownership of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure, on a residential manufactured home or one or more commercial structures, and that were originated by a savings association, savings bank, commercial bank, credit union, insurance company or similar institution which is supervised and examined by a Federal or state authority or by a mortgage lender approved by the Secretary of Housing and Urban Development, or (B) is secured by one or more promissory notes or other instruments meeting the requirements set forth above that by its terms provides for payments of principal in relation to payments or reasonable projections of payments. Section 4(5) of the Securities Act of 1933 exempts from registration thereunder offers or sales of one or more promissory notes or other instruments that are secured by a first lien on property on which is located a residential or mixed residential and commercial structure and that were originated by a savings association, savings bank, commercial bank or similar banking institution which is supervised or examined by Federal or state authorities, or mortgage lenders approved by the Department of Housing and Urban Development that sell to such institutions, provided that they are sold in minimum amounts of $250,000 and payment is made within 60 days.

Adjustable Rate Mortgage Securities

     The interest rates paid on the mortgages underlying the ARMS in which the Portfolios invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are three main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile.

     The underlying mortgages that collateralize the ARMS in which the Portfolios invest will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down per reset or adjustment interval and over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

Collateralized Mortgage Obligations

     CMOs and REMICs that are Multi-Class Mortgage-Related Securities represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by services. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the services of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.






Other Eligible Investments


     The following information supplements the discussion in each Prospectus concerning other Eligible Investments:

     U.S. Government or Agency Securities. Each Portfolio may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include obligations issued by the United States or by a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Association, the Student Loan Marketing Association and the Federal Farm Credit Banks. Since many of these U.S. Government securities are not backed by the "full faith and credit" of the United States, the Portfolio must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

     Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by, and other time deposits in foreign branches of, FDIC insured banks. Investment in such deposits involves somewhat different investment risks from those affecting deposits in United States branches of, such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include future political and economic developments, the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits, or the possible adoption of foreign governmental restrictions, such as exchange controls.


     Repurchase Agreements. Each Portfolio may enter into repurchase agreements, under which it may acquire an Eligible Investment for a relatively short period (usually not more than 30 days) subject to an obligation of the seller to repurchase and the Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Portfolio's holding period. If the seller defaults in its obligation to repurchase from the Portfolio the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Portfolio might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited. Each Portfolio will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement, and each Portfolio will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Portfolio's custodian. Each Portfolio will not enter into any repurchase agreements maturing in more than 60 days. Each Portfolio enters into repurchase agreements with primary government securities dealers.

     FDIC Insured Institutions. Although each Portfolio's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Portfolio may invest more than $100,000 with a single Institution, and any such excess and any interest on the investment would not be so insured. In addition, deposits in foreign branches of FDIC insured banks, are not insured by the Federal Deposit Insurance Corporation.

Each Portfolio will invest in Eligible Investments issued by an FDIC Insured Institution only if such Institution or a security issued by such institution
(i) has a short-term debt obligation rating in the highest category by one nationally recognized statistical rating organization, or (ii) if no such ratings are available, has comparable quality in the opinion of the Portfolio's investment adviser under the general supervision of the Board of Directors of the Fund.

     When-Issued and Delayed Delivery Securities. Securities purchased on a when-issued or delayed delivery basis are subject to market fluctuation, and no interest accrues to the Portfolios until delivery and payment take place. At the time each Portfolio makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. To facilitate acquisitions of securities purchased on a when-issued or delayed delivery basis, each Portfolio will maintain with its custodian a separate account with marketable portfolio securities in an amount at least equal to such commitments. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the separate account and/or from available cash.

     Other Current Policies. Under current policies of the Board of Directors, the Fund has adopted certain voluntary restrictions with respect to the Portfolios' Eligible Investments. These restrictions apply to all three Portfolios unless specified below:

     (1) prohibit the purchase of obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority;

     (2) limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation;

     (3) for the Adjustable Rate Mortgage (ARM) Portfolio and Intermediate Mortgage Securities Portfolio, limit the maturities of bankers' acceptances to six months and prohibit investments in bankers' acceptances of Edge Act corporations guaranteed by their FDIC-insured parent banks until such time as the appropriateness of these investments for federal credit unions is clarified;

     (4) for the ARM Portfolio, to prohibit investments in interest rate caps and floors until such time as the appropriateness of these investments for federal credit unions is clarified;

     (5) for the U.S. Government Mortgage Securities Portfolio, to prohibit investments in reverse repurchase agreements, interest rate futures contracts, options and options on interest rate futures contracts, in each case until such time as federal credit unions may invest in them without limitation; and

     (6) for the U.S. Government Mortgage Securities Portfolio, prohibit loans of federal funds.

     Although these restrictions are not fundamental policies of the Fund and may be changed without stockholder vote, the Fund will not alter these restrictions without notice to stockholders.

                       PURCHASE AND REDEMPTION OF SHARES

     The Fund believes that shares of each Portfolio qualify as investments not subject to percentage of assets limitations under Section 5(c)(1)(Q) of the Home Owners' Loan Act of 1933, as amended, and the OTS Regulations thereunder governing investments by federal savings associations, as defined in such Act, which includes federal savings banks chartered under such Act. In addition, shares of each Portfolio are eligible for purchase by national banks and federal credit unions without limitation under applicable federal law.

     The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which
(i) disposal by the Fund of securities held by each Portfolio is not reasonably practicable, or (ii) is not reasonably practicable for the Fund to determine the value of the Portfolio's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of stockholders of each Portfolio.


                        DIVIDENDS, DISTRIBUTIONS, YIELD
                          AND TOTAL RETURN QUOTATIONS

     Dividends on shares of each Portfolio are paid monthly on the first Business Day of each month.

     Net investment income of each Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) less accrued expenses attributable to the Portfolio and the general expenses of the Fund prorated on the basis of relative net asset value of the Portfolio in relation to the net asset value of the Fund's other portfolios applicable to that period.

     For the 30-day period ended October 31, 1996, the ARM Portfolio's annualized yield was 5.84%. The average annual total rates of return for the one-year and five-year periods ended October 31, 1996 and for the period from September 18, 1991, the date the shares were first publicly offered, were 6.27%, 5.21% and 5.26%, respectively. Without fee waivers, the 30-day annualized yield would have been 5.53% and the average annual total rates of return for the one-year and five-year periods and the period since the initial public offering date would have been 5.97%, 4.90% and 4.78%, respectively.

     For the 30-day period ended October 31, 1996, the Intermediate Mortgage Portfolio's annualized yield was 6.45%. The average annual total rates of return for the one-year period and five-year periods ended October 31, 1996, and for the period from November 7, 1986 (the initial effective date of the Portfolio's registration statement) to October 31, 1996, were 4.82%, 6.38% and 7.38%, respectively. Without fee waivers, the 30-day annualized yield would have been 6.34% and the average annual total rates of return for the one-year and five-year periods and the period since inception would have been 4.68%, 6.19% and 7.27%, respectively. The total return figures for the five-year period and the period since inception contained herein reflect the performance of the Portfolio as the Corporate Bond Portfolio, which was invested primarily in investment grade corporate bonds prior to June 2, 1992.

     For the 30-day period ended October 31, 1996, the U. S. Government Mortgage Portfolio's annualized yield was 7.02%. The average annual total rates of return for the one-year, five-year and ten-year periods ended October 31, 1996, were 5.63%, 6.27% and 7.96%, respectively.

     For each Portfolio, the annualized yield shown above was computed by dividing the aggregate net income per share for dividend purposes for the 30-day period by the Portfolio's net asset value on October 31, 1996. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net income per share for dividend purposes.

     For each Portfolio, the total return for each period shown above was computed by assuming a hypothetical initial investment of $1,000 on the first day of such period. It was then assumed that all dividends and distributions over the period were reinvested and that, at the end of such period, the entire amount was redeemed. The average annual total rate of return was then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

     From time to time, each Portfolio may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain non-recurring components may be included. Any quoted "dividend distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Portfolio.

     From time to time each Portfolio's performance may be compared to the rates of return and volatility on U.S. Treasury bills, notes and bonds, on GNMA, FNMA and FHLMC mortgage-backed securities, federal funds, certificates of deposit, repurchase agreements, commercial paper, bankers' acceptances, advance rates quoted by a Federal Home Loan Bank, to the prime and LIBOR rates and to the 11th District Cost of Funds Index, the National Median Cost of Funds; to the Lehman Adjustable Rate Mortgage Index, the Lehman Short (1-2 years, 1-3 years and 1-5 years) U.S. Government and Intermediate (5-10 years) U.S. Government Indices, the Lehman U.S. Mortgage and Mortgage-Backed Securities Indices, the Lehman Short (1-5 years) and Intermediate (5-10 years) U.S. Treasury Indices and the Lehman Government/Mortgage Index; to the Merrill Lynch U.S. Treasury Indices (all maturities) and U.S. Treasury, Intermediate - Term (7-9.99 years, 1-9.99 years and 10-14.99 years) Indices and Long-Term Index, to the Merrill Lynch U.S. Mortgage Indices, including all mortgages, all GNMA's, all FNMA MBS, all FHLMC PC, GNMA I, GNMA I Single Family (15 year and 30 year) and GNMA I GPM, to the Merrill Lynch Asset-Backed and Mortgage Indices, including GNMA II Single Family (15 year and 30 year), FNMA MBS CL 30 Year and FNMA MBS CI 15 year, FHLMC 30 Year Cash, FHLMC 30 Year Guarantor, FHLMC Gnomes and Guarantor 15 Year; to the Salomon Mortgage Indices, including Mortgage, 30 Year and 30 Year GNMA, FNMA and FHLMC and 15 Year and 15 Year GNMA, FHLMC and FNMA and Balloons Indices; and to the Salomon Government-Sponsored Indices including the Government Sponsored 7-10 Years, 1-10 Years and 10 Plus Years; and to other applicable indices compiled by Lehman, Merrill or Salomon. Each Portfolio's performance also may be compared to that of other funds through ratings or rankings or appropriate averages based on specified factors over specified periods of time reported or published by such entities as AMG Data, Barron's, Business Week, Chicago Tribune, CDA Investment Technologies, Inc., Changing Times, Consumer Reports, Crain's Chicago Business, the Donoghue Organization, The Economist, Financial Times, Forbes, Fortune, Futures, Income Opportunities, Investment Advisor, Investment Company Data, Inc., Kiplinger's Personal Finance, Lipper Analytical Services, Inc., Media General Financial Services, Money, Morningstar, Inc., Mutual Fund Market News, Newsweek, The New York Times, No-Load Fund Investor, Smart Money, Standard & Poor's, Strategic Data, Success, Time, U.S. News and World Report, USA Today, Value Line, The Wall Street Journal, and Worth magazine.

                             MANAGEMENT OF THE FUND

Directors and Officers

     Directors and Officers of the Fund, together with information as to their principal business occupations during the past five years, are shown below. Each director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.



Name and Address                        Position with Fund

ARTHUR G. DE RUSSO (Age 76)             Director
5397 S.E. Major Way
Stuart, FL  34997

Principal Occupations During Past Five Years and Prior Relevant Experience:

Chief Executive Officer, Eastern Financial Federal Credit Union from 1974 to 1992; Chairman and Director, First Credit Union Trust Co., Inc. from 1988 to 1992; President of the Airline Credit Union Conference in 1991; Director, Honor ATM Network, Florida from 1985 to 1990.




DAVID F. HOLLAND* (Age 55)              Director
17 New England Executive Park
Burlington, MA  01803

Principal Occupations During Past Five Years and Prior Relevant Experience:

Chairman of the Board since 1989 and since 1986 President and Chief Executive Officer, Boston Federal Savings Bank; previously Director of the Fund from 1988 to 1989; Chairman of America's Community Banking Partners, Inc., Director of ACB

Investment Services, Inc. and President Thrift Industry Advisory Council.



LEON T. KENDALL (Age 68)                  Director and Chairman
250 East Kilbourn                         of the Board
Milwaukee, WI  53202

Principal Occupations During Past Five Years and Prior Relevant Experience:

Professor of Finance and Real Estate, Kellogg School of Management, Northwestern University since 1988; Director and Chairman of the Board, Mortgage Guaranty Insurance Corp. and Director and Vice Chairman of MGIC Investment Corporation until 1989. Public Director, Chicago Board Options Exchange since 1992; Director of Universal Foods since 1985; Director of the Federal Reserve Bank of Chicago from 1981 to 1986; and Director of Avatar Corporation since 1982.

GERALD J. LEVY (Age 65) Director
4000 W. Brown Deer Road
Milwaukee, WI  53209

Principal Occupations During Past Five Years and Prior Relevant Experience:

Chairman and Chief Executive Officer, Guaranty Bank, S.S.B. since 1984 (from 1959 to 1984, he held a series of officer's positions, including President). Chairman, 1986, United States League of Savings Institutions; Director of FIserv, Inc. since 1986; Director since 1995 of the Republic Mortgage Insurance Company; Director of the Federal Asset Disposition Association from 1986 to 1989; and, previously Director and Vice Chairman, Federal Home Loan Bank of Chicago and member of Advisory Committee of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Corporation.


RODGER D. SHAY* (Age 60) Director and President
888 Brickell Avenue
Miami, FL  33131

Principal Occupations During Past Five Years and Prior Relevant Experience:

President, Chief Executive Officer and member of the Managing Board of Shay Assets Management Co. since 1990 and President and Director of the managing partner of the Adviser, Shay Assets Management, Inc., since 1990. President, Chief Executive Officer and member of the Managing Board of Shay Financial Services Co. since 1990 and President and Director of the managing partner of the Distributor, Shay Financial Services, Inc. since 1990. Director from 1986 to 1991 and President from 1986 to 1992, U.S. League Securities, Inc.; Director from 1985 to 1991, and Executive Vice President from 1989 to

1992, USL Assets Management, Inc., (previously Vice Chairman from 1986 to 1989 and President, including of a predecessor, from 1981 to 1986). Vice President since 1995 of Institutional Investors Capital Appreciation Fund, Inc., Institutional Investors Tax-Advantaged Income Fund, Inc. and M.S.B. Fund, Inc. Director, First Home Savings Bank, S.L.A. since 1990; previously Director, Asset Management Fund, Inc., from 1985 to 1990; President of Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985. Previously, employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.


EDWARD E. SAMMONS, JR. (Age 57)             Vice President, Treasurer
111 East Wacker Drive                       and Secretary
Chicago, IL  60601

Principal Occupations During Past Five Years and Prior Relevant Experience:

Executive Vice President and member of the Managing Board of Shay Assets Management Co. since 1990 and Executive Vice President of the managing partner of the Adviser, Shay Assets Management, Inc., since 1990. Executive Vice President and member of the Managing Board of Shay Financial Services Co. since 1990 and Executive Vice President of the managing partner of the Distributor, Shay Financial Services, Inc., since 1990. President, USL Assets Management, Inc., the Fund's prior investment adviser, from 1986 to 1992 (previously Senior Vice President, including of a predecessor, from 1983 to 1986) and a Director from 1989 to 1991. Executive Vice President from 1990 to 1992 and a Director from 1990 to 1991 of U.S. League Securities, Inc., Vice President and Secretary since 1995 of Institutional Investors Capital Appreciation Fund, Inc., Institutional Investors Tax-Advantaged Income Fund, Inc. and M.S.B. Fund, Inc. Vice President, from 1987 to 1990, Advance America Funds, Inc. Previously, Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.



DORIS J. PAVEL (Age 42)                     Assistant Secretary
111 East Wacker Drive
Chicago, IL  60601

Principal Occupations During Past Five Years and Prior Relevant Experience:

Assistant Secretary, Asset Management Fund, Inc. since 1993. Administrative Manager, ACB Investment Services Co. since 1993 and previously administrative assistant for several affiliated firms since 1987.

     Officers or interested directors of the Fund also may hold positions as directors or officers of other affiliated entities of the Adviser, Distributor or America's Community Bankers.

     The Fund will pay $7,500 per annum in compensation to directors who are not officers or employees of the Distributor or the Adviser. In addition, each director who is not such an officer or employee will receive $1,500 for each meeting of the Board of Directors and $1,000 for each meeting of any committee thereof attended and will be reimbursed for out-of-pocket expenses incurred in attending such meetings. Directors who are officers or employees of the Distributor or the Adviser receive no compensation for their services as directors of the Fund, but will be reimbursed by the Fund for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof.

     The following table sets forth the compensation earned by directors from the Fund for the fiscal year ended October 31, 1996:

                                                     PENSION OR
                                                 RETIREMENT BENEFITS     ESTIMATED
                                    AGGREGATE     ACCRUED AS PART OF       ANNUAL
                                  COMPENSATION          FUND              BENEFITS           TOTAL
            DIRECTOR              FROM THE FUND        EXPENSES        UPON RETIREMENT    COMPENSATION
--------------------------------  -------------  --------------------  ---------------  ------------------
Arthur G. DeRusso...............        $14,500           0                   0                    $14,500
David F. Holland................         14,500           0                   0                     14,500
Leon T. Kendall.................         14,500           0                   0                     14,500
Gerald J. Levy..................         14,500           0                   0                     14,500
Wendell L. Evans, Jr. (resigned)          7,750           0                   0                      7,750

     The following table provides certain information at November 30, 1996 with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio:


                                                    Percent of
Name and                                           Portfolio's
Address of                                         Outstanding
Beneficial Owner       Number of Shares           Common Stock
----------------       ----------------           ------------

Intermediate Mortgage Portfolio:

First Federal Savings & Loan             936,722  10.12%
25 West Church Street
Martinsville, VA 24112

First Financial Investments              541,817   5.85%
3800 Howard Hughes Parkway
Las Vegas, NV  89109

Fox Valley Savings & Loan Association    556,447   6.01%
51 E. First Street
Fond DuLac, WI  54935

Fullerton Savings & Loan               1,415,258  15.28%
     Association
200 West Commonwealth Avenue
Fullerton, CA  92632

Main Line Federal Savings Bank         1,288,682  13.92%
Lancaster Avenue and Route 320
Villanova, PA  19085


Peoples First Community Bank             547,114   5.91%
2305 Highway 77
Panama City, FL  32402

Staten Island Savings Bank               802,820   8.67%
15 Beach Street
Staten Island, NY  10304

U.S. Government Mortgage Portfolio:


Crown Bank F.S.B.                        297,630   5.51%
105 Live Oaks Garden
Casselberry, FL  32707

First Federal Bank, F.S.B.               932,148  17.26%
109 East Depot Street
Colchester, IL  62326

First Federal Savings Bank            935,162    17.31%
46 West Brundage Street
Sheridan, WY  82801

St. Casimirs Savings Bank             489,176     9.06%
2703 Foster Avenue
Baltimore, MD  21224

Tri-County Federal Savings            807,012    14.94%
     Bank
2201 Main Street
Torrington, WY  82240

     As of November 30, 1996, none of the Directors had, through the financial institution for which they serve as officers, voting and investment power over any shares of the ARM Portfolio, the Intermediate Mortgage Portfolio or the U.S. Government Mortgage Portfolio.

                      INVESTMENT ADVISER AND ADMINISTRATOR

     The investment adviser of the Fund is Shay Assets Management Co. (the "Adviser"), an Illinois general partnership. The Adviser, with its principal office at 111 East Wacker Drive, Chicago, Illinois 60601, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund and a Director. ACB Assets Management, Inc. is a wholly-owned subsidiary of ACB Investment Services, Inc., which is a wholly-owned subsidiary of Community Bankers Service Corp., which in turn is a wholly-owned subsidiary of America's Community Bankers ("ACB").

     The Investment Advisory Agreement, as amended, between the Fund and the Adviser (the "Advisory Agreement"), will remain in effect as to each Portfolio until March 1, 1998, and shall continue from year to year thereafter, subject to termination by the Fund or the Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio or by the Fund's Board of Directors. The Advisory Agreement must also be approved annually by the vote of a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any party thereto. All directors' votes must be cast in person at a meeting called for the purpose of voting on such approval.

     As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the ARM Portfolio based on an annual percentage of the average daily net assets of the Portfolio as follows: 0.45% on the first $3 billion; 0.35% of the next $2 billion and 0.25% in excess of $5 billion. The Adviser may voluntarily elect to waive its advisory fees in an amount up to but not to exceed 0.45% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Adviser fees with respect to the ARM Portfolio of $2,290,307 (net of fee waivers of $1,832,247), $2,168,262 (net of fee waivers of $1,734,611) and $3,095,619 (net of fee waivers of $3,028,028), respectively.

     As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the Intermediate Mortgage Portfolio, at the rate of 0.35% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.275% per annum of the next $500 million of such net assets; plus 0.20% per annum of the next $500 million of such net assets; plus 0.10% per annum of such net assets over $1.5 billion. The Adviser may voluntarily elect to waive its fees in an amount up to but not to exceed 0.35% of the average daily net assets of the Portfolio but may terminate the voluntary waiver at any time. For the Fund's fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Adviser fees for the Intermediate Mortgage Portfolio of $359,317 (net of fee waivers of $239,669), $288,477 (net of fee waivers of $384,634) and $340,973 (net of fee waivers of $454,630), respectively.

     As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, with respect to the U. S. Government Mortgage Portfolio, at the rate of 0.25% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.175% per annum of the next $500 million of such net assets; plus 0.125% per annum of the next $500 million of such net assets; plus 0.10% per annum of such net assets over $1.5 billion. For the Fund's fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Adviser fees of $146,347, $151,437 and $184,369, respectively, for the U.S. Government
Mortgage Portfolio.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any portfolio of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement.

     The Advisory Agreement will terminate automatically upon its assignment and is terminable with respect to each Portfolio at any time without penalty by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

     The Portfolio Managers of the Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger
D. Shay, Richard Blackburn, Rodger D. Shay, Jr., and Gregory J. Wisniewski.
For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Fund, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Fund are shown below following each of their names and business addresses.

RICHARD BLACKBURN
111 East Wacker Drive
Chicago, IL  60601

Vice President, Shay Assets Management, Inc., managing partner of the Adviser, and Portfolio Manager of the Adviser since 1991. From 1982 to 1991, he was employed by the Fund's Distributor (see "Distributor" below), its predecessor, and an affiliate, U.S. League Investment Services, Inc., primarily as an account executive and financial consultant. From 1979 to 1982, he was employed by Harris Trust & Savings Bank. With approximately twenty-five years of experience in the securities industry, his previous employers also include Merrill Lynch, Pierce, Fenner & Smith Inc. and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

RODGER D. SHAY, JR.
888 Brickell Avenue
Miami, FL  33131

Senior Vice President since 1994, Shay Assets Management, Inc., managing partner of the Adviser, Vice President from 1991 to 1993 and Portfolio
Manager of the Adviser since 1991. Senior Vice President of Shay Financial Services, Inc., managing partner of the Fund's Distributor (see "Distributor" below), since 1994 and previously Vice President from 1991 to 1993. President of Shay Financial Group Inc. from 1988 to 1990. He was previously employed by Merrill Lynch, Pierce, Fenner and Smith Inc. from 1981 to 1988, where he served as a senior trader and manager of collateralized mortgage obligation trading. Mr. Shay's primary expertise is in the mortgage securities market, particularly in the area of collateralized mortgage obligations.

GREGORY J. WISNIEWSKI
111 East Wacker Drive
Chicago, IL  60601

Vice President, Shay Assets Management, Inc., managing partner of the Adviser, and Portfolio Manager of the Adviser since 1994. From 1990 to 1994, Vice President, managing partner of the Fund's Distributor (see "Distributor" below) and of an affiliate, Shay Government Securities Co., and from 1985 to 1990, an account executive of predecessors of these firms. His previous employers also include The Chicago Corporation, where he served as an account executive and financial futures trader, and Harris Trust and Savings Bank, where he served variously as a manager of the portfolios of correspondent banks and as the manager of the commercial paper portfolio of Harris Bankcorp. Mr. Wisniewski received a Bachelor of Arts in Economics from the University of Michigan and a Master of Business Administration from the University of Detroit.

     The Fund's administrative agent (the "Administrator") with respect to each Portfolio is PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp. Pursuant to the terms of the Restated Administration Agreement (the "Administration Agreement") dated as of March 1, 1991, as amended, between the Fund and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Portfolios' operations other than those assumed by the Adviser, the Distributor, the Portfolios' custodian or transfer and dividend agent, (ii) providing each Portfolio with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, (iii) maintenance of each Portfolio's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to stockholders of each Portfolio, (v) computation of each Portfolio's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Portfolio's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Portfolios are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.

     As compensation for the services rendered by the Administrator under the Administration Agreement, the Fund pays the Administrator a fee, computed daily and payable monthly, with respect to each Portfolio at the rate of 0.03% per annum of the Portfolio's net assets up to and including $1 billion; plus 0.02% per annum of the next $1 billion of net assets; plus 0.01% per annum of each Portfolio's net assets over $2 billion, with a minimum annual fee of $393,200 for each Portfolio and the Fund's four other portfolios taken together. If applicable, the minimum fee is allocated among the Fund's five portfolios based on relative average net asset values.

     For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Administrator fees pursuant to the Administration Agreement with respect to each Portfolio as follows: for the ARM Portfolio, the fees paid were $276,718, $262,936 and $376,050, respectively. For the Intermediate Mortgage Portfolio, the fees were $51,659, $58,231 and $69,071, respectively. For the U. S. Government Mortgage Portfolio, the fees were $18,168, $18,556 and $22,289, respectively.

     The Fund is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to the Adviser, the Administrator and the Distributor (see "Distributor" below) with respect to each Portfolio, the fees and expenses of the Fund's custodian and transfer and dividend agent with respect to each Portfolio, any brokerage fees and commissions of each Portfolio, any portfolio losses of each Portfolio, filing fees for the registration or qualification of each Portfolio's shares under federal or state securities laws, the Portfolio's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund with respect to the Portfolio for violation of any law, legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the Portfolio's stockholders and regulatory authorities, the Portfolio's pro rata share of compensation and expenses of its directors and officers who are not affiliated with the Adviser, the Administrator, the Distributor or the transfer and dividend agent, and extraordinary expenses incurred by the Fund with respect to each Portfolio.


                                  DISTRIBUTOR

     Effective September 18, 1996, Shay Financial Services Co. (the "Distributor"), a registered broker-dealer, became the Fund's principal distributor. Prior to that date, the Distributor had acted as the sponsor in the distribution of the Fund's shares.

     The Distributor, an Illinois general partnership, consists of two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., each of which holds a fifty-percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund and a Director. ACB Securities, Inc. is a wholly-owned subsidiary of ACB Investment Services, Inc., which is a wholly-owned subsidiary of Community Bankers Service Corp., which in turn is a wholly-owned subsidiary of ACB, the trade association representing savings institutions in the United States.

     As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly, with respect to the ARM Portfolio at the rate of 0.25% per annum of the average daily net assets of the Portfolio. The Distributor may voluntarily elect to waive its 12b-1 fees in an amount up to but not to exceed 0.25% of the average daily net assets of the Portfolio. This voluntary waiver agreement may be terminated at any time by the Distributor. For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Distributor $1,374,184 (net of fee waivers of $916,124), $1,300,958 (net of fee waivers of $867,305) and $2,347,623 (net of fee waivers of $1,054,403), respectively, for the ARM Portfolio.

     As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly, with respect to each of the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio at the rate of 0.15% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.125% per annum of the next $500 million of such net assets; plus 0.10% per annum of the next $500 million of such net assets; plus 0.075% per annum of such net assets over $1.5 billion. For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Distributor fees pursuant to the Rule 12b-1 Agreement, as in effect, of $256,708, $288,476 and $340,973, respectively, for the Intermediate Mortgage Portfolio. For the fiscal years ended October 31, 1996, 1995 and 1994 the Fund paid the Distributor fees pursuant to the Rule 12b-1 Agreement, as in effect, of $87,808, $90,862 and $110,622, respectively, for the U.S. Government Mortgage Portfolio.

     The Distributor is obligated under the Rule 12b-1 Agreement to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Fund to investors, and the cost and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Portfolio for sale to investors.

     The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1996, of the $1,374,184 fee received by the Distributor from the Fund with respect to the ARM Portfolio, the following expenditures were made:


            Advertising and promotion .................  $   40,213
            Printing of prospectus for other
            than current stockholders and
            printing of other sales materials .........      14,540
            Postage ...................................      12,065
            Compensation to underwriters and dealers ..  ----------
            Employee compensation and costs ...........   1,644,309
            Staff travel and expense ..................      89,075
            Rent and office expense ...................     380,394
            Professional fees .........................      51,438
            Miscellaneous .............................       9,300
                                                         ----------

            Total .....................................  $2,241,334
                                                         ==========


     The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1996, of the $256,708 fee received by the Distributor from the Fund with respect to the Intermediate Mortgage Portfolio, the following expenditures were made:

           Advertising and promotion .................  $  7,190
           Printing of prospectus for other
           than current stockholders and
           printing of other sales materials .........     2,640
           Postage ...................................     2,169
           Compensation to underwriters and dealers ..  --------
           Employee compensation and costs ...........   303,098
           Staff travel and expense ..................    16,397
           Rent and office expense ...................    68,679
           Professional fees .........................     9,358
           Miscellaneous .............................     1,682
                                                        --------

           Total .....................................  $411,213
                                                        ========



     The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1996, of the $87,808 fee received by the Distributor from the Fund with respect to the U.S. Government Mortgage Portfolio, the following expenditures were made:


           Advertising and promotion .................  $  2,908
           Printing of prospectus for other
           than current stockholders and
           printing of other sales materials .........       988
           Postage ...................................       799
           Compensation to underwriters and dealers ..  --------
           Employee compensation and costs ...........   103,788
           Staff travel and expense ..................     5,600
           Rent and office expense ...................    24,922
           Professional fees .........................     3,543
           Miscellaneous .............................       578
                                                        --------

           Total .....................................  $143,126
                                                        ========

     Shay Financial Services Co., the Fund's Distributor, and its affiliated persons, including Rodger D. Shay who is a Director and the President of the Fund, and Edward E. Sammons Jr. who is a Vice President, Secretary and Treasurer of the Fund, have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Agreement. In addition, David F. Holland, who is a Director of the Fund, may be deemed to have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Agreement as a result of his position as a Director of ACB Investment Services, Inc., which has an ownership interest in the Distributor. None of the Directors who are not interested persons of the Fund have any direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Agreement.

     The Rule 12b-1 Agreement with the Distributor will continue in effect until March 1, 1998, and from year to year thereafter, subject to termination by the Fund or the Distributor as hereinafter provided, if approved at least annually by the Fund's Board of Directors and by a majority of the directors who are not "interested persons" of the Fund and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Rule 12b-1 Agreement requires the Fund's Board of Directors to make a quarterly review of the amount expended under the Rule 12b-1 Agreement and the purposes for which such expenditures were made. The Rule 12b-1 Agreement may not be amended to increase materially the amount paid by the Fund thereunder without stockholder approval. All material amendments to the Rule 12b-1 Agreement must be approved by the Fund's Board of Directors and by the "disinterested" directors referred to above. The Rule 12b-1 Agreement will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Fund's directors who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Fund.


                        DETERMINATION OF NET ASSET VALUE

     For purposes of determining the net asset value per share of each Portfolio, investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service, at prices provided directly by market makers, or using matrix pricing methods. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Directors. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost. The Board of Directors will review valuation methods regularly, in order to determine their appropriateness.


                                     TAXES

     Each of the Fund's portfolios, including these Portfolios, is treated as a separate corporation for Federal income tax purposes, and thus the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each portfolio separately, rather than to the Fund as a whole. In addition, net long-term and short-term capital gains and losses, net investment income, and operating expenses will be determined separately for each portfolio.

     Each Portfolio intends to meet the requirements for qualifying as a regulated investment company. In order to so qualify each Portfolio must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash, Government securities and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than

Government securities); (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities; and (c) derive less than 30% of its gross income from the sale or other disposition of stock or securities, held less than three months. If a Portfolio qualifies as a regulated investment company, it will not be subject to Federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

     Dividends of each Portfolio's net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to stockholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to stockholders as long-term capital gains, regardless of how long shares of the Portfolio have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate stockholders (including long-term capital gain distributions by each Portfolio) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual stockholders (including long-term capital gain distributions by each Portfolio) are taxed at a maximum rate of 28%.

     Because none of each Portfolio's income will consist of dividends from domestic corporations, dividends of net investment income and distributions of net long-term and short-term capital gains will not qualify for the dividends received deduction available to corporations.

     Gain or loss realized upon a sale or redemption of shares of each Portfolio by a stockholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized by a stockholder upon the sale of shares in each Portfolio held six months or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the stockholder with respect to such shares.

     Any capital gains distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the stockholder. If the net asset value of shares were reduced below the stockholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.

     Each Portfolio generally will be subject to a 4% nondeductible excise tax to the extent the Portfolio does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by stockholders on December 31 of the calendar year in which declared. Under this rule, therefore, a stockholder may be taxed in one year on dividends or distributions actually received in January of the following year.

     Dividends and distributions may be subject to state and local taxes.


                             PORTFOLIO TRANSACTIONS

     Purchases and sales of securities for each Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal year ended October 31, 1996, none of the Portfolios paid any brokerage commissions. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Adviser attempts to obtain the best price and execution for portfolio transactions.

     Each Portfolio will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Adviser or any of its affiliates.

     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment under the general supervision of the Board of Directors of the Fund and in a manner deemed fair and reasonable to stockholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion the Adviser on behalf of each Portfolio may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Adviser adheres to the primary consideration of best price and execution.

     Investment decisions for each portfolio of the Fund are made separately from those for the other portfolios or other clients advised by the Adviser. It may happen, on occasion, that the same security is held in one portfolio of the Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions for the ARM Portfolio, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. Accordingly, the ARM Portfolio may not:

     (1) Purchase securities other than Eligible Investments. In the event that the OTS Regulations (as defined in the Prospectus) applicable to Federal savings associations are amended to remove assets from the list of assets which qualify as Eligible Investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, such additional qualifying assets will also constitute Eligible Investments and the Portfolio will be free to make investments therein, to the extent consistent with the Fund's investment objective and the Portfolio's management policies.

     (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or Instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

     (3) Enter into repurchase agreements or purchase any other investments for which market quotations are not readily available, in each case maturing in more than 7 days, or Interest Rate Caps and Floors if, as a result, more than 10% of the value of the Portfolio's total assets would be invested in such repurchase agreements and such other illiquid investments.

     (4) Borrow money except from banks (a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made.

     (5) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the

Portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issues or guaranteed by the United States Government or its agencies or instrumentalities.

     (6) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

     (7) Make loans except that the Portfolio may purchase or hold debt obligations, enter into repurchase agreements and loan Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and the Portfolio's management policies.

     (8) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

     The Fund has adopted the following investment restrictions for the Intermediate Mortgage Portfolio and U.S. Government Mortgage Portfolio, respectively, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. The restrictions are the same for both Portfolios except as indicated. Accordingly, the Intermediate Mortgage Portfolio and the U.S. Government Mortgage Portfolio may not:

     (1) Purchase securities other than Eligible Investments. In the event that the OTS Regulations (as defined in the Prospectus) applicable to Federal savings associations are amended to remove assets from the list of assets which qualify as Eligible Investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, such additional qualifying assets will also constitute Eligible Investments and the Portfolio will be free to make investments therein, to the extent consistent with the Fund's investment objective and the Portfolio's management policies.

     (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

     (3) Enter into repurchase agreements or purchase any other investments for which market quotations are not readily available, in each case maturing in more than 7 days if, as a result, more than 15% of the value of the Intermediate Mortgage Portfolio's total assets and more than 10% of the value of the U.S. Government Mortgage Portfolio's total assets would be invested in such repurchase agreements and such other illiquid investments.

     (4) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the value of the U.S. Government Mortgage Portfolio's total assets, less liabilities other than the obligations created by reverse repurchase agreements.

     (5) (Intermediate Mortgage Portfolio) Borrow money except from banks (a) for temporary purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than such borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (5) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (5).

     (6) (U.S. Government Mortgage Portfolio)  Borrow money except from banks
(a) for temporary or emergency purposes and in an amount not exceeding 10% of the value of the Portfolio's net assets, or (b) to meet redemption requests without immediately selling any portfolio securities and in an amount not exceeding in the aggregate one-third of the value of the Portfolio's total assets, less liabilities other than borrowing; or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets provided that there shall be no such limitation on deposits made in connection with the entering into and holding of interest rate futures contracts and options thereon. The borrowing provision of (b) above is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Portfolio to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (6) and collateral arrangements with respect to margins for interest rate futures contracts and options thereon are not deemed to be a pledge of assets for the purpose of this paragraph (6).

     (7) Invest more than 25% of the value of the Portfolio's total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on investments in the mortgage and mortgage finance industry (in which more than 25% of the value of the portfolio's total assets will, except for temporary defensive purposes, be invested) or on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities.

     (8) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

     (9) Make loans except that the Portfolio may purchase or hold debt obligations, enter into repurchase agreements and loan Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and the Portfolio's management policies.
     (10) (Intermediate Mortgage Portfolio) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Portfolio may write covered call options and purchase call or put options on investments eligible for purchase by the Portfolio; or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests; except that the Portfolio may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if (a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Portfolio or
(ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Portfolio (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Portfolio's total assets, and (c) immediately thereafter, no more than 5% of the Portfolio's total assets would be committed to margin. This ability to invest interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.
     (11) (U.S. Government Mortgage Portfolio) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof except that the Portfolio may write covered call options and purchase call or put options on Eligible Investments; or purchase or sell real estate, real estate mortgage loans (except that the Portfolio may purchase and sell Mortgage-Related Securities), real estate investment trust securities, commodities or commodity contracts, or oil and gas interests except that the Portfolio may enter into interest rate futures contracts and may write call options and purchase call and put options on interest rate futures contracts if
(a) as to interest rate futures contracts, each futures contract is (i) for the sale of a financial instrument (a "short position") to hedge the value of securities held by the Portfolio or (ii) for the purchase of a financial instrument of the same type and for the same delivery month as the financial instrument underlying a short position held by the Portfolio (a "long position offsetting a short position"), (b) the sum of the aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate purchase prices under open futures contract purchases does not exceed 30% of the value of the Portfolio's total assets, and (c) immediately thereafter, no more than 5% of the Portfolio's total assets would be committed to margin. This ability to invest in interest rate futures contracts and options thereon is not for speculation, but solely to permit hedging against anticipated interest rate changes.


                  ORGANIZATION AND DESCRIPTION OF FUND SHARES

     The authorized capital stock of the Fund consists of five classes of common stock, par value $.001 per share, as follows: (i) Money Market Portfolio -- 4.0 billion shares, (ii) Short U.S. Government Securities Portfolio -- 500 million shares, (iii) U.S. Government Mortgage Securities Portfolio -- 500 million shares, (iv) Intermediate Mortgage Securities Portfolio -- 500 million shares and (v) Adjustable Rate Mortgage (ARM) Portfolio -- 500 million shares. The shares of each class represent interests only in the corresponding portfolio. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of common stock of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the stockholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of directors from the separate voting requirements of the Rule.


                      COUNSEL AND INDEPENDENT ACCOUNTANTS

     Vedder, Price, Kaufman & Kammholz are legal counsel to the Fund and pass upon the validity of the shares offered by the Prospectus.

     Coopers & Lybrand L.L.P. are the Fund's independent accountants. The financial statements of each Portfolio incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1996 (see "Financial Statements" below), have been so incorporated in reliance on the report of

Coopers & Lybrand L.L.P. given on the authority of such firm as experts in accounting and auditing.


                              GENERAL INFORMATION

     The Fund sends to all of the stockholders of each Portfolio semi-annual reports and annual reports, including a list of investment securities held by each Portfolio, and, for annual reports, audited financial statements of each Portfolio.

     As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from stockholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of stockholders is not required to be held in any year in which none of the following is required to be acted on by stockholders pursuant to the 1940
Act: election of directors; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

     In January 1984, the Fund changed its name from Liquidity Fund for Thrifts, Inc. to Asset Management Fund for Savings Institutions, Inc. In February 1990, the Fund changed its name from Asset Management Fund for Savings Institutions, Inc. to Asset Management Fund for Financial Institutions, Inc.
In September 1994, the Fund changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. In June 1992, the Intermediate Mortgage Portfolio changed its name from the Corporate Bond Portfolio to its present name. In September 1994, the U.S. Government Mortgage Securities Portfolio changed its name from the Mortgage Securities Performance Portfolio to its present name.

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                          DESCRIPTION OF DEBT RATINGS

     Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa bonds. Moody's applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Debt rated AA by Standard & Poor's has a very strong capacity to pay interest and repay principal and differs from the highest rated issues, which are rated AAA, only in small degree. Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Duff and Phelps, Inc. and Fitch Investors Service, Inc. have comparable rating systems.


                              FINANCIAL STATEMENTS

     The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1996 (the "Annual Report"). The Fund will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------




                               TABLE OF CONTENTS



                                                                  Page
                                                                  ----
         THE FUND'S OBJECTIVE, THE PORTFOLIOS
                AND THEIR MANAGEMENT POLICIES                        2

         PURCHASE AND REDEMPTION OF SHARES                           7

         DIVIDENDS, DISTRIBUTIONS, YIELD
                 AND TOTAL RETURN QUOTATIONS                         8

         MANAGEMENT OF THE FUND                                     10

         INVESTMENT ADVISER AND ADMINISTRATOR                       15

         DISTRIBUTOR                                                19

         DETERMINATION OF NET ASSET VALUE                           21

         TAXES                                                      22

         PORTFOLIO TRANSACTIONS                                     23

         INVESTMENT RESTRICTIONS                                    24

         ORGANIZATION AND DESCRIPTION OF FUND SHARES                28

         COUNSEL AND INDEPENDENT ACCOUNTANTS                        29

         GENERAL INFORMATION                                        29

         DESCRIPTION OF DEBT RATINGS                                30

         FINANCIAL STATEMENTS                                       30










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--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                                ADJUSTABLE RATE
                           MORTGAGE (ARM) PORTFOLIO,

                             INTERMEDIATE MORTGAGE
                              SECURITIES PORTFOLIO

                                      AND

                                U.S. GOVERNMENT
                         MORTGAGE SECURITIES PORTFOLIO




                          Asset Management Fund, Inc.




                      ___________________________________




                            STATEMENT OF ADDITIONAL

                                  INFORMATION



                                 March 1, 1997




                      ___________________________________





--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



                      STATEMENT OF ADDITIONAL INFORMATION







                             MONEY MARKET PORTFOLIO
                                      and
                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO
                          ASSET MANAGEMENT FUND, INC.
                111 East Wacker Drive, Chicago, Illinois  60601



     The Money Market Portfolio and the Short U.S. Government Securities Portfolio (each, a "Portfolio" and collectively, the "Portfolios") are each a portfolio of Asset Management Fund, Inc. (the "Fund"), a professionally managed, diversified, open-end investment company. Each Portfolio is represented by a class of shares separate from those of the Fund's other portfolios.

     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated March 1, 1997 (the "Prospectus"), a copy of which may be obtained from the Fund at the address noted above.




--------------------------------------------------------------------------------
--------------------------------------------------------------------------------






            The date of this Statement of Additional Information is
                                 March 1, 1997.

     Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.


                      THE FUND'S OBJECTIVE, THE PORTFOLIOS
                         AND THEIR INVESTMENT POLICIES

     Under current OTS Regulations and the policies adopted by the Board of Directors of the Fund, Eligible Investments for each Portfolio include those described in the Prospectus, together with the following, as long as principal and interest on such Eligible Investments are not in default:

     Time deposits (negotiable and non-negotiable) in a Federal Home Loan Bank, the Bank for Savings and Loan Associations, Chicago, Illinois or the Savings Banks Trust Company, New York, New York.

     Repurchase Agreements. If the seller defaults in its obligation to repurchase from either Portfolio the underlying instrument, which in effect constitutes collateral for the seller's obligation, at the price and time fixed in the repurchase agreement, the Portfolio might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited. Each Portfolio will always receive as collateral instruments whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Portfolio in each agreement. Each Portfolio enters into repurchase agreements with primary government securities dealers.

     Certificates of Deposit. Each Portfolio may invest in certificates of deposit issued by and other time deposits in foreign branches of FDIC insured banks. Investment in such deposits may involve somewhat different investment risks from those affecting deposits in United States branches of such banks. These risks, which might adversely affect the payment of principal and interest on such deposits, include the possibility that a foreign jurisdiction might impose withholding taxes on interest income payable on such deposits, the possible seizure or nationalization of foreign deposits or the possible adoption of foreign governmental restrictions, such as exchange controls.

     FDIC Insured Institutions. Although each Portfolio's investment in savings accounts and in certificates of deposit and other time deposits in an FDIC Insured Institution is insured to the extent of $100,000 by the Federal Deposit Insurance Corporation, the Portfolio may invest more than $100,000 with a single Institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the Federal Deposit Insurance Corporation.

     The Money Market Portfolio will invest in Eligible Investments issued by an FDIC Insured Institution only if such Institution or a security issued by such Institution (i) has a short-term debt obligation rating in the highest category by at least two nationally recognized statistical rating organizations ("NRSROs"), or (ii) if rated by two NRSROs in the second-highest category for short-term debt obligations, are purchased only in the amounts prescribed for "Second Tier Securities" by Rule 2a-7 under the Investment Company Act of 1940, as amended, or (iii) if rated only by one NRSRO (with such rating in the highest category), the investment is submitted to the Board of Directors for approval or ratification, or (iv) if no such ratings are available, is of comparable quality in the opinion of the Adviser and, except in the case of a Government security, the investment is submitted to the Board of Directors of the Fund for approval or ratification.

     The Short U.S. Government Securities Portfolio (the "Short Government Portfolio") will invest in Eligible Investments issued by an FDIC Insured Institution only if such Institution or a security issued by such Institution
(i) has a short-term debt obligation rating in the highest category by one NRSRO, or (ii) if no such ratings are available, has comparable quality in the opinion of the Portfolio's investment adviser under the general supervision of the Board of Directors of the Fund.



     Other Current Policies. Under current policies of the Board of Directors, the Fund has adopted certain voluntary restrictions with respect to each Portfolio's Eligible Investments. These restrictions:



     (1) prohibit the purchase of obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation, the National Credit Union Administration and the Tennessee Valley Authority;

     (2) limit the use of repurchase agreements to repurchase agreements involving obligations of the U.S. Government, including zero coupon Treasury securities that have been stripped of either principal or interest by the U.S. Government so long as the maturity of these securities does not exceed ten years, and obligations of the Federal Home Loan Banks, the Federal National Mortgage Association, the Government National Mortgage Association, the

Federal Farm Credit Banks, the Federal Financing Bank, the Student Loan Marketing Association and the Federal Home Loan Mortgage Corporation;

          (3) prohibit investments in reverse repurchase agreements until such time as federal credit unions may invest in them without limitation;

          (4) limit the maturities of bankers' acceptances to six months and prohibit investments in bankers' acceptances of Edge Act corporations guaranteed by their FDIC-insured parent banks until such time as the appropriateness of these latter investments for federal credit unions is clarified; and

          (5) prohibit loans of federal funds until such time as investors are limited to institutions meeting the requirements of Regulation D of the Board of Governors of the Federal Reserve System.

     Although these restrictions are not fundamental policies of the Fund and may be changed without stockholder vote, the Fund will not alter these restrictions without notice to stockholders.

     See "Investment Restrictions" in this Statement of Additional Information for a description of additional investment restrictions of the Portfolios.

                       PURCHASE AND REDEMPTION OF SHARES

     The Fund believes that shares of the Money Market Portfolio qualify as "short-term liquid assets" and that shares of both Portfolios qualify as "liquid assets" under Sections 566.1(h) and 566.1(g), respectively, of the OTS Regulations, and as investments not subject to percentage of assets limitations under Section 5(c)(1)(Q) of the Home Owners' Loan Act of 1933, as amended, and the OTS Regulations thereunder governing investments by "Federal savings associations," as defined in such Act. Thus, investments in shares of the Portfolios can be utilized to satisfy the liquidity requirements of the OTS Regulations. In addition, the Portfolios' shares are eligible for purchase by national banks and federal credit unions without limitation under applicable federal law.

     The Fund reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the "Exchange") is closed, other than customary weekend and holiday closings, or during which trading on the Exchange is restricted, or (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which
(i) disposal by the Fund of securities held by each Portfolio is not reasonably practicable, or (ii) it is not reasonably practicable for the Fund to determine the value of the Portfolio's net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of stockholders of each Portfolio.

                        DIVIDENDS, DISTRIBUTIONS, YIELD
                          AND TOTAL RETURN QUOTATIONS

     Dividends on shares of the Portfolios are paid monthly on the first Business Day of each month.

     The Fund seeks to maintain for the Money Market Portfolio a net asset value of $1.00 per share for purchases and redemptions. In order to effectuate this policy, the Fund may, under certain circumstances, withhold dividends or make distributions from capital or capital gains.

     Net income of the Money Market Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of (i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) plus all realized net short-term gains, if any, on portfolio securities, (iii) less the accrued expenses attributable to the Portfolio (including the Portfolio's pro rata share, based on its relative net asset value in relation to that of the Short Government Portfolio for the applicable period, of the fees payable to the Fund's sponsor) and the general expenses of the Fund prorated on the basis of relative net asset value of the Portfolio in relation to the net asset value of the Fund's other portfolios applicable to that period.

        The Money Market Portfolio's seven-day yield and seven-day effective yield for the period ended October 31, 1996, were 4.98% and 5.10%, respectively. Without fee waivers, the seven-day yield would have been 4.83%, and the seven-day effective yield would have been 4.95%. The seven-day yield was calculated by dividing the aggregate net income per share for dividend purposes (excluding, however, any realized gains or losses) for the seven-day period by the average net asset value per share for such period and multiplying this return by 365/7. The seven-day effective yield was calculated similarly, but, when annualized, all income earned over the seven-day period was assumed to be reinvested.

     From time to time in sales literature, the Money Market Portfolio may quote a yield for a period either less than or greater than seven days. Any quotation of yield for a period of either less than or greater than seven days will identify the length of and the date of the last day in the base period used in computing that quotation. Any such quotation will also include the seven-day yield and effective yields of the same day.

     From time to time the Money Market Portfolio may also compare its performance to the interest rates payable on U.S. Treasury bills and notes or on appropriate short-term obligations of U.S. Government agencies and instrumentalities, including those issued by the Federal National Mortgage Association and the Federal Home Loan Bank, the advance rates quoted by a Federal Home Loan Bank and the Student Loan Marketing Administration, to the Federal funds rate, i.e. the interest rate payable on interbank overnight loans, to appropriate averages as reported by Lipper Analytical Services, Inc., Investment Company Data, Inc., Morningstar Inc. and the Donoghue Organization, Inc. and/or to other appropriate measures.

     Net income of the Short Government Portfolio for dividend purposes (from the time of the immediately preceding determination thereof) will consist of
(i) interest accrued and discount earned (including both original issue and market discount) less amortization of any premium, (ii) less the accrued expenses attributable to the Portfolio (including the Portfolio's pro rata share, based on its relative net asset value in relation to that of the Money Market Portfolio for the applicable period, of the fees payable to the Fund's sponsor) and the general expenses of the Fund prorated on the basis of relative net asset value of the Portfolio in relation to the net asset value of the Fund's other portfolios applicable to that period.

     For the 30-day period ended October 31, 1996, the Short Government Portfolio's annualized yield was 5.51%. The average annual total rates of return for the periods ended October 31, 1996 were as follows:


One year  ....................................................  4.99%
Five years ...................................................  5.92%
Ten years ....................................................  7.06%




     The annualized yield shown above was computed by dividing the aggregate net income per share for dividend purposes for the 30-day period by the Portfolio's net asset value on October 31, 1996. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net income per share for dividend purposes.

     The total return for each period shown above was computed by assuming a hypothetical initial investment of $1,000 on the first day of such period. It was then assumed that all dividends and distributions over the period were reinvested and that, at the end of such period, the entire amount was redeemed. The average annual total rate of return was then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

     From time to time, the Short Government Portfolio may quote a "dividend distribution rate" in sales literature. The "dividend distribution rate" represents the aggregation of actual distributions made, representing dividends, realized short-term capital gains and certain realized long-term capital gains. It does not reflect unrealized gains or losses. The "dividend distribution rate" differs from yield in that certain non-recurring components may be included. Any quoted "divided distribution rate," therefore, should be considered along with, and not as a substitute for, the yield and total rate of return of the Portfolio.

     From time to time, the Short Government Portfolio's performance may be compared to the rates and returns payable on U.S. Treasury notes and on obligations of U.S. agencies and instrumentalities, such as those issued by the Federal National Mortgage Association and the Federal Home Loan Bank, to the federal funds rate, to the advance rates quoted by a Federal Home Loan Bank, to the Lehman Brothers Short/Intermediate Term U.S.

Treasury and Government Bond Indices, including the Lehman Mutual Fund Short U.S. Treasury and Short U.S. Government Indices, also to the Lehman Mutual Fund General U.S. Treasury Index, Lehman Mutual Fund General U.S. Government Index and Lehman Mutual Fund Short (1 - 2 and 1 - 3 years) U.S. Government Indices; to the Merrill Lynch U.S. Treasury Indices, including the U.S. Treasury (all maturities), the U.S. Treasury Short-Term (1-2.99 years), the U.S. Treasury Intermediate-Term (3-4.99 years and 5-6.99 years) Indices; to the Salomon Brothers Treasury Indices, including the Treasury Index (all maturities) and the Treasury (1-3 years, 1-5 years, and 3-7 years) Indices, to the Salomon Government Sponsored Indices, including the Government Sponsored (all maturities) and Government Sponsored (1-3 years and 3-7 years) and to the Salomon Government (all maturities) and Salomon Government (1-10 years) Indices and to other appropriate indices of Lehman, Merrill Lynch or Salomon. The Short Government Portfolio's performance also may be compared to that of other funds through ratings or rankings or appropriate averages based on specified factors over specified periods of time reported or published by such entities as AMG Data, Barron's, Business Week, Chicago Tribune, CDA Investment Technologies, Inc., Changing Times, Consumer Reports, Crain's Chicago Business, the Donoghue Organization, Inc., The Economist, Financial Times, Forbes, Fortune, Futures, Income Opportunities, Investment Advisor, Investment Company Data, Inc., Kiplinger's Personal Finance, Lipper Analytical Services, Inc., Media General Financial Services, Money, Morningstar, Inc., Mutual Fund Market News, Newsweek, The New York Times, No-Load Fund Investor, Smart Money, Standard & Poor's, Strategic Data, Success, Time, U.S. News and World Report, USA Today, Value Line, The Wall Street Journal, and Worth magazine.


                             MANAGEMENT OF THE FUND

Directors and Officers

     Directors and Officers of the Fund, together with information as to their principal business occupations during the last five years, are shown below. Each director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Name and Address                                         Position with Fund

ARTHUR G. DE RUSSO (Age 76)                              Director
5397 S.E. Major Way
Stuart, FL  34997

Principal Occupations During Past Five Years and Prior Relevant Experience:

Chief Executive Officer, Eastern Financial Federal Credit Union from 1974 to 1992; Chairman and Director, First Credit Union Trust Co., Inc. from 1988 to 1992; President of the Airline Credit Union Conference in 1991; Director, Honor ATM Network, Florida from 1985 to 1990.

DAVID F. HOLLAND* (Age 55)                              Director
17 New England Executive Park
Burlington, MA  01803


Principal Occupations During Past Five Years and Prior Relevant Experience:

Chairman of the Board since 1989 and since 1986 President and Chief Executive Officer, Boston Federal Savings Bank; previously Director of the Fund from 1988 to 1989; Chairman of America's Community Banking Partners, Inc., Director of ACB Investment Services, Inc. and President Thrift Industry Advisory Council.

LEON T. KENDALL (Age 68)                                Director and Chairman
                                                        of the Board
250 East Kilbourn
Milwaukee, WI  53202


Principal Occupations During Past Five Years and Prior Relevant Experience:

Professor of Finance and Real Estate, Kellogg School of Management, Northwestern University since 1988; Director and Chairman of the Board, Mortgage Guaranty Insurance Corp. and Director and Vice Chairman of MGIC Investment Corporation until 1989. Public Director, Chicago Board Options Exchange since 1992; Director of Universal Foods since 1985; Director of the Federal Reserve Bank of Chicago from 1981 to 1986; and Director of Avatar Corporation since 1982.

GERALD J. LEVY (Age 65)                                   Director
4000 W. Brown Deer Road
Milwaukee, WI  53209

Principal Occupations During Past Five Years and Prior Relevant Experience:

Chairman and Chief Executive Officer, Guaranty Bank, S.S.B. since 1984 (from 1959 to 1984, he held a series of officer's positions, including President). Chairman, 1986, United States League of Savings Institutions; Director of FIserv, Inc. since 1986; Director since 1995 of the Republic Mortgage Insurance Company; Director of the Federal Asset Disposition Association from 1986 to 1989; and, previously Director and Vice Chairman, Federal Home Loan Bank of Chicago and member of Advisory Committee of the Federal Home Loan Mortgage Corporation and Federal National Mortgage Corporation.

RODGER D. SHAY* (Age 60)                                  Director and President
888 Brickell Avenue
Miami, FL  33131

Principal Occupations During Past Five Years and Prior Relevant Experience:

President, Chief Executive Officer and member of the Managing Board of Shay Assets Management Co. since 1990 and President and Director of the managing partner of the Adviser, Shay Assets Management, Inc., since 1990. President, Chief Executive Officer and member of the Managing Board of Shay Financial Services Co. since 1990 and President and Director of the managing partner of the Distributor, Shay Financial Services, Inc., since 1990. Director from 1986 to 1991 and President from 1986 to 1992, U.S. League Securities, Inc.; Director from 1985 to 1991, and Executive Vice President from 1989 to 1992, USL Assets Management, Inc., (previously Vice Chairman from 1986 to 1989 and President, including of a predecessor, from 1981 to 1986). Vice President since 1995 of Institutional Investors Capital Appreciation Fund, Inc., Institutional Investors Tax-Advantaged Income Fund, Inc. and M.S.B. Fund, Inc. Director, First Home Savings Bank, S.L.A. since 1990; previously Director, Asset Management Fund, Inc., from 1985 to 1990; President of Bolton Shay and Company and Director and officer of its affiliates from 1981 to 1985. Previously, employed by certain subsidiaries of Merrill Lynch & Co. from 1955 to 1981, where he served in various executive positions including Chairman of the Board of Merrill Lynch Government Securities, Inc., Chairman of the Board of Merrill Lynch Money Market Securities, Inc. and Managing Director of the Debt Trading Division of Merrill Lynch, Pierce, Fenner & Smith Inc.

EDWARD E. SAMMONS, JR. (Age 57)                                  Vice President,
111 East Wacker Drive                                            Treasurer and
Chicago, IL  60601                                               Secretary



Principal Occupations During Past Five Years and Prior Relevant Experience:

Executive Vice President and member of the Managing Board of Shay Assets Management Co. since 1990 and Executive Vice President of the managing partner of the Adviser, Shay Assets Management, Inc., since 1990. Executive Vice President and member of the Managing Board of Shay Financial Services Co. since 1990 and Executive Vice President of the managing partner of the Distributor, Shay Financial Services, Inc., since 1990. President, USL Assets Management, Inc., the Fund's prior investment adviser, from 1986 to 1992 (previously Senior Vice President, including of a predecessor, from 1983 to 1986) and a Director from 1989 to 1991. Executive Vice President from 1990 to 1992 and a Director from 1990 to 1991 of U.S. League Securities, Inc. Vice President and Secretary since 1995 of Institutional Investors Capital Appreciation Fund, Inc., Institutional Investors Tax-Advantaged Income Fund, Inc. and M.S.B. Fund, Inc. Vice President, from 1987 to 1990, Advance America Funds, Inc. Previously, Senior Vice President and Manager of Fixed Income Securities, Republic National Bank in Dallas from 1962 to 1983.

DORIS J. PAVEL (42)                                          Assistant Secretary
111 East Wacker Drive
Chicago, IL  60601

Principal Occupations During Past Five Years and Prior Relevant Experience:

Assistant Secretary, Asset Management Fund, Inc. since 1993. Administrative Manager, ACB Investment Services Co. since 1993 and previously administrative assistant for several affiliated firms since 1987.

     Officers or interested directors of the Fund also may hold positions as directors or officers of other affiliated entities of the Adviser, Distributor or America's Community Bankers.

     The Fund will pay $7,500 per annum in compensation to directors who are not officers or employees of the Distributor or the Adviser. In addition, each director who is not such an officer or employee will receive $1,500 for each meeting of the Board of Directors and $1,000 for each meeting of any committee thereof attended and will be reimbursed for out-of-pocket expenses incurred in attending such meetings. Directors who are officers or employees of the Distributor or the Adviser receive no compensation for their services as directors of the Fund, but will be reimbursed by the Fund for out-of-pocket expenses incurred in attending meetings of the Board of Directors or committees thereof.

     The following table sets forth the compensation earned by directors from the Fund for the fiscal year ended October 31, 1996:


                                                 PENSION OR
                                                 RETIREMENT BENEFITS      ESTIMATED
                                    AGGREGATE    ACCRUED AS PART OF        ANNUAL
                                  COMPENSATION   FUND                     BENEFITS
            DIRECTOR              FROM THE FUND        EXPENSES        UPON RETIREMENT  TOTAL COMPENSATION
--------------------------------  -------------  --------------------  ---------------  ------------------
Arthur G. DeRusso...............        $14,500           0                   0                    $14,500
David F. Holland................         14,500           0                   0                     14,500
Leon T. Kendall.................         14,500           0                   0                     14,500
Gerald J. Levy..................         14,500           0                   0                     14,500
Wendell L. Evans, Jr. (resigned)          7,750           0                   0                      7,750

     The following table provides certain information at November 30, 1996 as to the Portfolio with respect to persons known to the Fund to be beneficial (and record) owners (having sole voting and dispositive power) of 5% or more of the shares of common stock of the Money Market Portfolio and the Short Government Portfolio:

                                                         Percent of
Name and                                                Portfolio's
address of                                              outstanding
beneficial owner                     Number of Shares   common stock
--------------------------------     ----------------   ------------

Money Market Portfolio:
--------------------------------

Cullman Savings Bank                     3,071,399         6.14%
316 2nd Ave. SW
Cullman, AL 35055

First Federal Savings & Loan             3,060,000         6.12%
 of East Hartford
1137 Main Street
East Hartford, CT 06108

First Savings Bank of New Jersey         7,704,795        15.40%
568 Broadway
Bayonne, NJ 07002

Shay Government Securities Co.           7,472,186        14.94%
111 East Wacker Drive
Chicago, IL  60601

Windsor Federal Savings Bank             3,060,000         6.12%
250 Broad Street
Windsor, CT 06095



Short Government Portfolio:
--------------------------------
Calumet Federal Savings & Loan           1,547,706         9.13%
 Association
1350 East Sibley Blvd.
Dolton, IL  60419

First Federal Savings &                  1,360,074         8.02%
 Loan Association
320 East Main Street
Lincolnton, NC  28092

Intrust Bank, N.A.
Transco & Co. - Trust Division           3,958,837        22.36%
105 North Main Street
Wichita, KS  67201

Ridgewood Savings Bank                     970,202         5.72%
71-02 Forest Ave.
Ridgewood, NY  11385

     As of November 30, 1996, one of the directors had, through the institutions he serves as an officer, shared voting and investment power over 7,900,000 shares (15.84%) of the Money Market Portfolio. None of the Directors had, as of November 30, 1996, through the financial institutions for which they serve as officers, voting and investment power over any shares of the Short Government Portfolio.

                     INVESTMENT ADVISER AND ADMINISTRATOR

     The investment adviser of the Fund is Shay Assets Management Co. (the "Adviser"), an Illinois general partnership. The Adviser, with its principal office at 111 East Wacker Drive, Chicago, Illinois 60601, is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The Adviser consists of two general partners, Shay Assets Management, Inc. and ACB Assets Management, Inc., each of which holds a fifty-percent interest in the partnership. Shay Assets Management, Inc. is controlled by Rodger D. Shay, the President of the Fund and a Director. ACB Assets Management, Inc. is a wholly-owned subsidiary of ACB Investment Services, Inc., which is a wholly-owned subsidiary of Community Bankers Service Corp., which in turn is a wholly-owned subsidiary of America's Community Bankers ("ACB").

     The Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), as amended, will remain in effect as to each Portfolio until March 1, 1998 and shall continue from year to year thereafter, subject to termination by the Fund or the

Adviser as hereinafter provided, if such continuance is approved at least annually by a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio or by the Fund's Board of Directors. The Advisory Agreement must also be approved annually by the vote of a majority of the directors of the Fund who are not parties to the Advisory Agreement or "interested persons" of any party thereto. All directors' votes must be cast in person at a meeting called for the purpose of voting on such approval.

     As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, computed as follows with respect to the Money Market Portfolio: 0.15% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.125% per annum of the next $500 million of such net assets; plus 0.10% per annum of such net assets over $1 billion. The Adviser may supplementally waive advisory fees in an amount up to but not to exceed 0.15% of the average daily net assets of the Portfolio. This supplemental waiver agreement may be terminated at any time by the Adviser. For the Fund's fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Adviser fees of $0 (net of fee waivers of $101,717), $0 (net of fee waivers of $62,352) and $81,334 (net of fee waivers of $9,542), respectively, with respect to the Money Market Portfolio.

     As compensation for the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser a fee, payable monthly, computed as follows with respect to the Short Government Portfolio: 0.25% per annum of the average daily net assets of the Portfolio up to and including $500 million; plus 0.175% per annum of the next $500 million of such net assets; plus 0.125% per annum of the next $500 million of such assets; plus 0.10% per annum of such net assets over $1.5 billion. For the Fund's fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Adviser fees of $446,257, $409,187 and $533,229, respectively, with respect to the Short Government Portfolio.

     The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any portfolio of the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties under the Advisory Agreement.

     The Advisory Agreement will terminate automatically upon its assignment and is terminable with respect to each Portfolio at any time without penalty by the Board of Directors of the Fund or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of the Portfolio on 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Fund.

     The Portfolio Managers of the Adviser responsible for making investment decisions concerning the Fund's investments are Edward E. Sammons, Jr., Rodger
D. Shay, Richard Blackburn, Rodger D. Shay, Jr. and Gregory J. Wisniewski. For information as to the principal occupations during the past five years of Messrs. Sammons and Shay, who are also officers of the Fund, see "Management of the Fund" in this Statement of Additional Information. The principal business occupations during the past five years and professional backgrounds of the Portfolio Managers who are not also officers of the Fund are shown below following each of their names and business addresses.

RICHARD BLACKBURN
111 East Wacker Drive
Chicago, IL  60601

Vice President, Shay Assets Management, Inc., managing partner of the Adviser, and Portfolio Manager of the Adviser since 1991. From 1982 to 1991, he was employed by the Fund's Distributor (see "Distributor" below), its predecessor, and an affiliate, U.S. League Investment Services, Inc., primarily as an account executive and financial consultant. From 1979 to 1982, he was employed by Harris Trust & Savings Bank. With approximately twenty-five years of experience in the securities industry, his previous employers also include Merrill Lynch, Pierce, Fenner & Smith Inc. and the First National Bank of Chicago. Mr. Blackburn's primary expertise is in the mortgage securities markets, particularly in the area of floating and/or adjustable rate securities.

RODGER D. SHAY, JR.
888 Brickell Avenue
Miami, FL  33131

Senior Vice President since 1994, Shay Assets Management, Inc., managing partner of the Adviser, Vice President from 1991 to 1993 and Portfolio
Manager of the Adviser since 1991. Senior Vice President of Shay Financial Services, Inc., managing partner of the Fund's Distributor (see "Distributor" below), since 1994, previously Vice President from 1991 to 1993. President of Shay Financial Group Inc. from 1988 to 1990. He was previously employed by Merrill Lynch, Pierce, Fenner and Smith Inc. from 1981 to 1988, where he served as a senior trader and manager of collateralized mortgage obligation trading. Mr. Shay's primary expertise is in the mortgage securities market, particularly in the area of collateralized mortgage obligations.


GREGORY J. WISNIEWSKI
111 East Wacker Drive
Chicago, Illinois  60601

Vice President, Shay Assets Management, Inc., managing partner of the Adviser, and Portfolio Manager of the Adviser since 1994. From 1990 to 1994, Vice President, managing partner of the Fund's Distributor (see "Distributor" below) and of an affiliate, Shay Government Securities Co., and from 1985 to 1990, an account executive of predecessors of these firms. His previous employers also include The Chicago Corporation, where he served as an account executive and financial futures trader, and Harris Trust and Savings Bank, where he served variously as a manager of the portfolios of correspondent banks and as the manager of the commercial paper portfolio of Harris Bankcorp. Mr. Wisniewski received a Bachelor of

Arts in Economics from the University of Michigan and a Master of Business Administration from the University of Detroit.

     The Fund's administrative agent (the "Administrator") with respect to each Portfolio is PFPC Inc. ("PFPC"), a wholly-owned subsidiary of PNC Bank Corp. Pursuant to the terms of the Restated Administration Agreement (the "Administration Agreement") dated as of March 1, 1991, as amended, between the Fund and the Administrator, the Administrator performs various administrative services for the Fund, including (i) assisting in supervising all aspects of the Portfolios' operations other than those assumed by the Adviser, the Distributor, the custodian or the transfer and dividend agent, (ii) providing the Portfolios with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective administration of the Portfolios, (iii) maintenance of each Portfolio's books and records, (iv) preparation of various filings, reports, statements and returns filed with governmental authorities or distributed to stockholders of each Portfolio, (v) computation of each Portfolio's net asset value for purposes of the sale and redemption of its shares, and (vi) computation of each Portfolio's daily dividend. Certain functions relating to state "blue sky" qualification services in any of the states where the Portfolios are registered are subject to additional charges by the Administrator that are not included in the fee rates and minimum annual fee described below.

     As compensation for the services rendered by the Administrator under the Administration Agreement, the Fund pays the Administrator a fee, computed daily and payable monthly, with respect to each of the Money Market Portfolio and the Short Government Portfolio at the rate of 0.03% per annum of the Portfolio's net assets up to and including $1 billion; plus 0.02% per annum of the next $1 billion of net assets; plus 0.01% per annum of the Portfolio's net assets over $2 billion, with a minimum annual fee not to exceed $393,200 for all the Fund's portfolios taken together. If applicable, the minimum fee is allocated among the Fund's five portfolios based on relative average net asset values. For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Administrator fees pursuant to the Administration Agreement of $20,328, $12,578 and $18,476, respectively, for the Money Market Portfolio. For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Administrator fees pursuant to the Administration Agreement of $53,968, $49,639 and $64,677, respectively, for the Short Government Portfolio.

     The Fund is responsible for the payment of its expenses. Such expenses with respect to each Portfolio include, without limitation, the fees payable to the Adviser, the Administrator and the Distributor (see "Distributor" below) with respect to each Portfolio, the fees and expenses of the Fund's custodian and transfer and dividend agent with respect to each Portfolio, any brokerage fees and commissions of each Portfolio, any portfolio losses of the Portfolio, filing fees for the registration or qualification of the shares in the Portfolio under Federal or state securities laws, the Portfolio's pro rata share of taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Fund with respect to the Portfolio for violation of any law, each Portfolio's pro rata share of legal and auditing fees and expenses, expenses of preparing and setting in type prospectuses, proxy material, reports and notices and the printing and distributing of the same to the stockholders of each Portfolio and regulatory authorities, the Portfolio's pro rata share of compensation and expenses of the Fund's directors and officers who are not affiliated with the Adviser, the Administrator, the Distributor, or the transfer and dividend agent, and extraordinary expenses incurred by the Fund with respect to each Portfolio.


                                  DISTRIBUTOR

     Effective September 18, 1996, Shay Financial Services Co. (the "Distributor"), a registered securities broker-dealer, became the Fund's principal distributor. Prior to that date, the Distributor had acted as the sponsor in the distribution of the Fund's shares.

     The Distributor, an Illinois general partnership, consists of two general partners, Shay Financial Services, Inc. and ACB Securities, Inc., each of which holds a fifty-percent interest in the partnership. Shay Financial Services, Inc. is controlled by Rodger D. Shay, the President of the Fund. ACB Securities, Inc. is a wholly-owned subsidiary of ACB Investment Services, Inc., which is a wholly-owned subsidiary of Community Bankers Service Corp., which in turn is a wholly-owned subsidiary of ACB, the trade association representing savings institutions in the United States.

     As compensation for distribution services, the Fund pays the Distributor a fee, payable monthly, with respect to the Portfolios at the rate of 0.15% per annum of the combined average daily net assets of both Portfolios up to and including $500 million; plus 0.125% per annum of the next $500 million of such combined net assets; plus 0.10% per annum of the next $1 billion of such combined net assets; plus 0.075% per annum of such combined net assets over $2 billion. This fee is allocated between the two Portfolios based on relative average net asset values.

     For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Distributor fees pursuant to the Rule 12b-1 plan, as in effect, of $101,717, $62,352 and $90,876, respectively, with respect to the Money Market Portfolio. For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid the Distributor fees pursuant to the Rule 12b-1 plan, as in effect, of $267,754, $245,512 and $319,937, respectively, with respect to the Short Government Portfolio. The Distributor is obligated under the Rule 12b-1 Agreement with the Fund to bear the costs and expenses of printing and distributing copies of prospectuses and annual and interim reports of the Fund (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Fund to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Portfolios for sale to investors.

     The Fund has been informed by the Distributor that during its fiscal year ended October 31, 1996, of the $369,471 fee received by the Distributor from the Fund with respect to the Portfolios, the following expenditures were made:


          Advertising and promotion ........................   $10,829
          Printing of prospectus for other
          than current stockholders and
          printing of other sales materials ................     3,863
          Postage ..........................................     3,248
          Compensation to underwriters and dealers .........       ---
          Employee compensation and costs ..................   440,181
          Staff travel and expense .........................    23,891
          Rent and office expense ..........................   102,363
          Professional fees ................................    13,599
          Miscellaneous ....................................     2,532
                                                              --------

                                        Total ..............  $600,506
                                                              ========


     Shay Financial Services Co., the Fund's Distributor, and its affiliated persons, including Rodger D. Shay who is a Director and the President of the Fund, and Edward E. Sammons Jr. who is a Vice President, Secretary and Treasurer of the Fund, have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Agreement. In addition, David F. Holland, who is a Director of the Fund, may be deemed to have a direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Agreement as a result of his position as a Director of ACB Investment Services, Inc., which has an ownership interest in the Distributor. None of the Directors who are not interested persons of the Fund have any direct or indirect financial interest in the operation of the Fund's Rule 12b-1 Agreement.

     The Fund's Rule 12b-1 Agreement with the Distributor, as amended, will continue in effect until March 1, 1998 and from year to year thereafter, subject to termination by the Fund or the Distributor as hereinafter provided, if approved at least annually by the Fund's Board of Directors and by a majority of the directors who are not "interested persons" of the Fund and have no direct or indirect financial interest in the arrangements contemplated by the agreement. The Rule 12b-1 Agreement requires the Fund's Board of Directors to make a quarterly review of the amount expended under the agreement and the purposes for which such expenditures were made. The Rule 12b-1 Agreement may not be amended to increase materially the amount paid by the Fund thereunder without stockholder approval. All material amendments to the Rule 12b-1 Agreement must be approved by the Fund's Board of Directors and by the "disinterested" directors referred to above. The Rule 12b-1 Agreement will terminate automatically upon its assignment and is terminable at any time without penalty by a majority of the Fund's directors who are "disinterested" as described above or by a vote of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each Portfolio affected thereby on 60 days' written notice to the Distributor, or by the Distributor on 90 days' written notice to the Fund.

                        DETERMINATION OF NET ASSET VALUE

     With respect to the Money Market Portfolio, the Fund relies on an exemptive rule (Rule 2a-7) promulgated by the Securities and Exchange Commission permitting the Fund to use the amortized cost procedure in valuing the Money Market Portfolio's investments. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The Board of Directors of the Fund has determined that, absent unusual circumstances, the amortized cost method of valuation will fairly reflect the value of each stockholder's interest in the Portfolio and that the Portfolio will continue to use such method only so long as the Board of Directors believes that it fairly reflects the value of each stockholder's interest. As a condition to the use of the amortized cost method of valuation pursuant to such exemptive rule, the Money Market Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase instruments having remaining maturities of thirteen months or less only, and invest only in securities determined by the Board of Directors to be of eligible quality with minimal credit risks. (See rating requirements under "FDIC Insured Institutions" in this Statement of Additional Information.) An instrument which has a variable or floating rate of interest may be deemed under certain circumstances to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

     The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objective, to stabilize the price per share of shares of the Money Market Portfolio as computed for the purpose of distribution and redemption at $1.00. Such procedures include review by the Board of Directors, as it may deem appropriate and at such intervals as are reasonable in light of current market conditions, of the deviation between the net asset value per share calculated by using available indications of market value and the net asset value per share using amortized cost values. The Money Market Portfolio's investment adviser has been delegated the authority to determine the market values of the securities held by the Portfolio through use of its matrix pricing system, provided that any changes in the methods used to determine market values are reported to and reviewed by the Board of Directors.

     The extent of any deviation between the net asset value per share of the Money Market Portfolio based upon available market quotations or market equivalents and $1.00 per share based on amortized cost will be examined by the Board of Directors. If such deviation exceeds 1/2 of 1%, the Board of Directors will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists that may result in material dilution or other unfair results to investors or existing stockholders, it shall take such corrective action as it deems appropriate to eliminate or reduce to the extent reasonably practicable such dilution or unfair results, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or payment of distributions from capital or capital gains, redemptions of shares in kind, or establishing a net asset value per share by using available market quotations.

     For purposes of determining the net asset value per share of the Short Government Portfolio, its investments for which market quotations are readily available will be valued at the mean between the most recent bid and asked prices, which may be furnished by a pricing service, at prices provided directly by market makers, or using matrix pricing methods. Portfolio securities for which market quotations are not readily available, and other assets, will be valued at fair value using methods determined in good faith by the Board of Directors. Short-term instruments maturing within 60 days of the valuation date may be valued based upon their amortized cost. The Board of Directors will review valuation methods regularly for the Short Government Portfolio in order to determine their appropriateness.

                                     TAXES

     Each of the Fund's portfolios, including these Portfolios, is treated as a separate corporation for Federal income tax purposes, and thus the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies are applied to each portfolio separately, rather than to the Fund as a whole. In addition, net short-term capital gains and losses, net investment income, and operating expenses are determined separately for each portfolio.

     Each Portfolio intends to meet the requirements for qualifying as a regulated investment company. In order to so qualify the Portfolio must, among other things: (a) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of its total assets is represented by cash, Government securities and other securities, including loans of Federal Funds for the Money Market Portfolio only, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Portfolio's assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than Government securities); (b) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock and securities, gains from the sale or other disposition of stock or securities, and other income derived with respect to its business of investing in stock or securities; and (c) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than three months. If each Portfolio qualifies as a regulated investment company, it will not be subject to Federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income earned in the taxable year (computed without regard to the deduction for dividends paid) is so distributed.

     Dividends of the Money Market Portfolio's net investment income (which generally includes income net of operating expenses), and distributions of net short-term capital gains are taxable to stockholders as ordinary income whether reinvested in shares or paid in cash.

     Dividends of the Short Government Portfolio's net investment income (which generally includes income other than capital gains, net of operating expenses), and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to stockholders as ordinary income whether reinvested in shares or paid in cash. Distributions of net long-term capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to stockholders as long-term capital gains, regardless of how long shares of the Portfolio have been held, whether reinvested in shares or paid in cash. Under the Code, net long-term capital gains received by corporate stockholders (including long-term capital gain distributions by the Portfolio) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual stockholders (including long-term capital gain distributions by the Portfolio) are taxed at a maximum rate of 28%.

     Because none of either Portfolio's income will consist of dividends from domestic corporations, dividends of net investment income and distributions of net short-term capital gains will not qualify for the dividends received deduction available to corporations.

     Gain or loss realized upon a sale or redemption of shares of the Short Government Portfolio by a stockholder who is not a dealer in securities will be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any loss realized by a stockholder upon the sale of shares in the Short Government Portfolio held six months or less will be treated as a long-term capital loss, however, to the extent of any long-term capital gain distributions received by the stockholder with respect to such shares.

     Any capital gains distribution received shortly after the purchase of shares of the Short Government Portfolio reduces the net asset value of the shares by the amount of the distribution and, although in effect a return of capital, will be taxable to the stockholder. If the net asset value of shares of the Short Government Portfolio were reduced below the stockholder's cost by distributions representing gains realized on sales of securities, such distributions would be a return of investment though taxable in the same manner as other dividends or distributions.

     Each Portfolio generally will be subject to a 4% nondeductible excise tax to the extent the Portfolio does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, it may be necessary for a dividend to be declared in December and actually paid in January of the following year, which will be treated as having been received by stockholders on December 31 of the calendar year in which declared. Under this rule, therefore, a stockholder may be taxed in one year on dividends or distributions actually received in January of the following year.

     Dividends and distributions may be subject to state and local taxes.

                             PORTFOLIO TRANSACTIONS

     Purchases and sales of securities for each Portfolio usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually, but not always, are no brokerage commissions paid by the Fund for such purchases, and during the fiscal year ended October 31, 1996, the Fund paid no brokerage commissions for either Portfolio. Purchases from dealers serving as market makers may include the spread between the bid and asked prices. The Adviser attempts to obtain the best price and execution for portfolio transactions.

     Each Portfolio will not purchase securities from, sell securities to, or enter into repurchase or reverse repurchase agreements with, the Adviser or any of its affiliates.

     Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment under the general supervision of the Board of Directors of the Fund and in a manner deemed fair and reasonable to stockholders. The primary consideration is prompt execution of orders in an effective manner at the best price. On occasion the Adviser on behalf of each Portfolio may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Fund. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Adviser adheres to the primary consideration of best price and execution.

     Investment decisions for each portfolio of the Fund are made independently from those for the other portfolios or other clients advised by the Adviser.
It may happen, on occasion, that the same security is held in one portfolio of the Fund and the other portfolios of one or more of such other clients. Simultaneous transactions are likely when several portfolios and clients are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such portfolios or clients. When two or more portfolios or other clients advised by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective portfolios or clients, both as to amount and price, in accordance with a method deemed equitable to each portfolio or client. In some cases this system may adversely affect the price paid or received by a portfolio of the Fund or the size of the security position obtainable for such portfolio.

                            INVESTMENT RESTRICTIONS

     The Fund has adopted the following investment restrictions for each Portfolio, none of which may be changed without the approval of a majority of the outstanding shares of the Portfolio, as defined under "General Information" in this Statement of Additional Information. The restrictions are the same for each Portfolio. Accordingly, each Portfolio may not:

     (1) Purchase securities other than Eligible Investments. In the event that the OTS Regulations (as defined in the Prospectus) are amended to remove assets from the list of assets which qualify as Eligible Investments, the Fund will dispose of any nonqualifying assets held by the Portfolio in such time and manner as may be permitted by relevant OTS Regulations or, if none, in such time and manner as the Fund's Board of Directors may determine. Conversely, if the list of qualifying assets is expanded, such additional qualifying assets will also constitute Eligible Investments and the Portfolio will be free to make investments therein.

     (2) Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to this 5% limitation.

     (3) Enter into repurchase agreements or purchase any other investments for which market quotations are not readily available, in each case maturing in more than 7 days if, as a result, more than 10% of the market value of its total assets would be invested in such repurchase agreements and such other illiquid investments.

     (4) Enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements.

     (5) Borrow money except from banks for temporary or emergency purposes and in an amount not exceeding 10% of the value of its net assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of 20% of the value of its net assets. This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is considered to be disadvantageous. The Portfolio's net income will be reduced if the interest expense of borrowings incurred to meet redemption requests and avoid liquidation of portfolio securities exceeds the interest income of those securities. To the extent that borrowings exceed 5% of the value of the Portfolio's net assets, such borrowings will be repaid before any investments are made. The Portfolio's ability to enter into reverse repurchase agreements is not restricted by this paragraph (5).

     (6) Invest more than 25% of its total assets in the securities of issuers in any single industry; provided that there shall be no such limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or time deposits (including certificates of deposit), savings deposits and bankers' acceptances of United States branches of United States banks.

     (7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an "underwriter" in connection with the purchase of securities for the Portfolio directly from an issuer or an underwriter thereof.

     (8) Make loans except that the Portfolio may purchase or hold debt obligations, enter into repurchase agreements and loan Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund's investment objective and management policies.

     (9) Purchase securities on margin or make short sales of securities; write or purchase put or call options or combinations thereof; or purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

     For purposes of investment restrictions (2) and (6) above as applicable to the Money Market Portfolio, the Fund considers loans of Federal funds to be cash equivalents and not securities for purposes of diversification.


                  ORGANIZATION AND DESCRIPTION OF FUND SHARES

     The authorized capital stock of the Fund consists of five classes of common stock, par value $.001 per share, as follows: (i) Money Market Portfolio -- 4.0 billion shares, (ii) Short Government Portfolio -- 500 million shares, (iii) U.S. Government Mortgage Securities Portfolio -- 500 million shares, (iv) Intermediate Mortgage Securities Portfolio -- 500 million shares, and (v) Adjustable Rate Mortgage (ARM) Portfolio -- 500 million shares. The shares of each class represent interests only in the corresponding portfolio. When issued and paid for in accordance with the terms of offering, each share is fully paid and nonassessable. All shares of common stock of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the stockholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

     Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under "General Information" in this Statement of Additional Information) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are identical or that the matter does not affect any interest of such class. However, the Rule exempts the selection of independent accountants and the election of directors from the separate voting requirements of the Rule.

                      COUNSEL AND INDEPENDENT ACCOUNTANTS

     Vedder, Price, Kaufman & Kammholz are legal counsel to the Fund and pass upon the validity of the shares offered by the Prospectus.

     Coopers & Lybrand L.L.P. have been selected as the Fund's independent accountants. The financial statements of each Portfolio incorporated in this Statement of Additional Information by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1996 (see "Financial Statements" below) have been so incorporated in reliance on the report of Coopers & Lybrand L.L.P., given on the authority of such firm as experts in accounting and auditing.


                              GENERAL INFORMATION

     The Fund sends to all of the stockholders of each Portfolio semi-annual reports and annual reports, including a list of investment securities held by the Portfolio, and, for annual reports, audited financial statements of each Portfolio.

     As used in each Prospectus and this Statement of Additional Information, the term "majority," when referring to the approvals to be obtained from stockholders, means the vote of the lesser of (1) 67% of the Fund's shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund's outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Fund provide that an annual meeting of stockholders is not required to be held in any year in which none of the following is required to be acted on by stockholders pursuant to the 1940
Act: election of directors; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

     In January 1984, the Fund changed its name from Liquidity Fund for Thrifts, Inc. to Asset Management Fund for Savings Institutions, Inc. In February 1990, the Fund changed its name from Asset Management Fund for Savings Institutions, Inc. to Asset Management Fund for Financial Institutions, Inc.
In September 1994, the Fund changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. In September 1994, the Money Market Portfolio changed its name from Short-Term Liquidity Portfolio to its present name and the Short Government Portfolio changed its name from Intermediate-Term Liquidity Portfolio to its present name.

     The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the

Securities and Exchange Commission. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

     Statements contained in the Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.


                              FINANCIAL STATEMENTS

     The financial statements required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund's Annual Report to Stockholders for the year ended October 31, 1996 (the "Annual Report"). The Fund will provide the Annual Report without charge to each person to whom this Statement of Additional Information is delivered.

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--------------------------------------------------------------------------------





                               TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----
         THE FUND'S OBJECTIVE, THE PORTFOLIOS
                 AND THEIR INVESTMENT POLICIES                       2

         PURCHASE AND REDEMPTION OF SHARES                           4

         DIVIDENDS, DISTRIBUTIONS, YIELD
                 AND TOTAL RETURN QUOTATIONS                         4

         MANAGEMENT OF THE FUND                                      7

         INVESTMENT ADVISER AND ADMINISTRATOR                       11

         DISTRIBUTOR                                                15

         DETERMINATION OF NET ASSET VALUE                           17

         TAXES                                                      18

         PORTFOLIO TRANSACTIONS                                     20

         INVESTMENT RESTRICTIONS                                    21

         ORGANIZATION AND DESCRIPTION OF FUND SHARES                22

         COUNSEL AND INDEPENDENT ACCOUNTANTS                        23

         GENERAL INFORMATION                                        23

         FINANCIAL STATEMENTS                                       24




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--------------------------------------------------------------------------------
--------------------------------------------------------------------------------





                             MONEY MARKET PORTFOLIO

                                      and

                   SHORT U.S. GOVERNMENT SECURITIES PORTFOLIO




                          Asset Management Fund, Inc.






                            ________________________




                            STATEMENT OF ADDITIONAL

                                  INFORMATION




                                 March 1, 1997




                            ________________________




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